UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4906

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	04/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Proxy Results
36	Board Members Information
39	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Connecticut Series

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.04% for Class A shares, 4.50% for Class B shares and 4.25% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition,the fund is reported in the Lipper Connecticut Municipal Debt Funds category, and the average total return for all funds reported in this category was 4.90% for the reporting period.3

Municipal bonds fared relatively well in an environment of moderate economic growth and stabilizing short-term interest rates. The fund underperformed its benchmark, which contains bonds from many states, not just Connecticut, and does not reflect fund fees and expenses in its results. However, the fund’s Class A shares produced a higher return than the Lipper category average, primarily due to its focus on income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Early in the reporting period, U.S. economic growth was robust, energy prices were rising and the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates. However, conditions changed significantly over the summer of 2006, when weakness in the housing and automobile sectors weighed on the economy, falling energy prices alleviated inflation concerns and the Fed refrained from further rate hikes for the remainder of the reporting period.

As investors’ inflation fears waned, municipal bonds rallied.The market also was supported by supply-and-demand influences, including robust demand for long-term municipal bonds from non-traditional investors such as hedge funds and leveraged institutional accounts.While turmoil in overseas equity markets and the U.S. sub-prime mortgage sector produced heightened volatility in late February and early March 2007, bond prices subsequently rebounded, erasing previous losses by the reporting period’s end.As a result, the majority of the benchmark’s and fund’s returns were derived from current income.

Connecticut took advantage of the economic expansion and rising tax revenues by replenishing its reserves and achieving a surplus in its operating budget for the current fiscal year.With less need to borrow,

4

the supply of newly issued Connecticut bonds moderated even as investor demand remained robust, putting additional upward pressure on municipal bond prices.

In this environment, we generally maintained the fund’s average duration in a range we considered longer than industry averages, which enabled it to participate more fully in higher income at the longer end of the maturity range. However, as yield differences narrowed well beyond historical norms, we allowed the fund’s average duration to drift toward a neutral position. The fund also benefited from our focus on income-oriented securities, including lower-rated municipal bonds issued on behalf of corporations.

What is the fund’s current strategy?

Recent U.S. economic data have been mixed, with signs of greater economic weakness emerging at the same time that inflation has remained stubbornly above the Fed’s “comfort zone.” As a result, it seems to us that the Fed is unlikely to change short-term interest rates any time soon. We therefore expect to maintain the fund’s modestly long average duration and its focus on income-oriented securities until we see signs that the Fed is ready to alter its policy stance.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Connecticut Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.27%	3.43%	4.56%
without sales charge			5.04%	4.39%	5.05%
Class B shares
with applicable redemption charge †			0.50%	3.51%	4.72%
without redemption			4.50%	3.85%	4.72%
Class C shares
with applicable redemption charge ††			3.25%	3.60%	4.25%
without redemption			4.25%	3.60%	4.25%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.94		$ 8.68	$ 9.67
Ending value (after expenses)	$1,013.80		$1,011.20	$1,010.00

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.96	$ 8.70	$ 9.69
Ending value (after expenses)	$1,018.89	$1,016.17	$1,015.17

† Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.74% for Class B and 1.94% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T	O F	I N V E S T M E N T S
A p r i l 3 0 , 2 0 0 7

Long-Term Municipal	Coupon	Maturity	Principal
Investments—106.4%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—77.1%
Connecticut	5.00	3/15/08	70,000 [a]	71,514
Connecticut	5.13	3/15/08	25,000 [a]	25,572
Connecticut	5.00	3/15/12	10,000,000 [b,c]	10,216,300
Connecticut
(Insured; FSA)	5.00	10/15/21	3,500,000	3,706,115
Connecticut
(Insured; MBIA)	5.25	10/15/13	5,000,000 [a]	5,443,000
Connecticut,
Airport Revenue (Bradley
International Airport)
(Insured; FGIC)	5.25	10/1/13	30,000	31,732
Connecticut,
Airport Revenue (Bradley
International Airport)
(Insured; FGIC)	5.25	10/1/13	5,500,000 [b,c]	5,817,625
Connecticut,
Airport Revenue (Bradley
International Airport)
(Insured; FGIC)	5.25	10/1/16	20,000	21,028
Connecticut,
Airport Revenue (Bradley
International Airport)
(Insured; FGIC)	5.25	10/1/16	4,450,000 [b,c]	4,678,797
Connecticut,
Clean Water Fund Revenue	5.13	9/1/09	3,050,000 [a]	3,182,766
Connecticut,
Clean Water Fund Revenue	5.25	7/15/12	15,000	15,623
Connecticut,
Clean Water Fund Revenue	5.25	7/15/12	9,700,000 [b,c]	10,102,792
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes)	7.13	6/1/10	3,400,000	3,646,024
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.50	11/1/07	4,580,000	4,621,770
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.38	7/1/20	2,000,000	2,150,840

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Development Authority,
Airport Facility Revenue
(Learjet Inc. Project)	7.95	4/1/26	2,300,000	2,770,695
Connecticut Development Authority,
First Mortgage Gross Revenue
(Church Homes Inc.,
Congregational Avery Heights Project)	5.80	4/1/21	3,000,000	3,044,760
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist Home,
Inc. Project)	5.38	12/1/18	2,300,000	2,345,425
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist Home,
Inc. Project)	5.75	12/1/23	1,000,000	1,063,470
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.85	9/1/28	3,200,000	3,344,416
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	1,945,000	2,022,450
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic Company
Project) (Insured; AMBAC)	6.15	4/1/35	2,750,000	2,809,950
Connecticut Health and Educational
Facilities Authority, Revenue
(Danbury Hospital Issue)
(Insured; AMBAC)	5.75	7/1/29	3,000,000	3,144,360
Connecticut Health and Educational
Facilities Authority, Revenue
(Eastern Connecticut Health
Network Issue) (Insured;
Radian)	5.13	7/1/30	1,500,000	1,583,865
Connecticut Health and Educational
Facilities Authority, Revenue
(Greenwich Academy Issue)
(Insured; FSA)	5.25	3/1/32	7,880,000	9,127,798
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital for Special Care
Issue) (Insured; ACA)	5.38	7/1/17	3,680,000	3,759,746

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Project)	5.25	7/1/11	3,000,000 [a]	3,207,930
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Project)	5.50	7/1/11	2,150,000 [a]	2,319,613
Connecticut Health and Educational
Facilities Authority, Revenue
(New Britain General Hospital
Issue) (Insured; AMBAC)	6.13	7/1/14	1,000,000	1,010,780
Connecticut Health and Educational
Facilities Authority, Revenue
(Sacred Heart University Issue)	6.13	7/1/07	1,000,000 [a]	1,023,680
Connecticut Health and Educational
Facilities Authority, Revenue
(Trinity College Issue)
(Insured; MBIA)	4.25	7/1/31	5,590,000	5,453,492
Connecticut Health and Educational
Facilities Authority, Revenue
(Trinity College Issue)
(Insured; MBIA)	4.50	7/1/37	6,000,000	6,006,960
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.63	7/1/26	4,200,000	4,550,868
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.25	7/1/36	7,620,000	8,178,241
Connecticut Health and Educational
Facilities Authority, Revenue
(William W. Backus Hospital
Issue) (Insured; AMBAC)	5.75	7/1/07	2,500,000 [a]	2,558,100
Connecticut Health and Educational
Facilities Authority, Revenue
(Windham Community Memorial
Hospital) (Insured; ACA)	6.00	7/1/20	1,000,000	1,021,360
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.13	7/1/27	5,400,000	5,531,490

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/31	4,400,000	4,673,944
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; MBIA)	4.80	11/15/22	5,020,000	5,131,795
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.05	11/15/21	4,925,000	5,058,418
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	4.50	5/15/28	7,300,000	7,359,130
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.45	11/15/29	5,805,000	5,935,206
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/35	2,500,000	2,574,300
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.15	11/15/36	5,000,000	5,176,250
Connecticut Resource Recovery
Authority, RRR (American
Ref-Fuel Company of
Southeastern Connecticut
Project)	5.50	11/15/15	1,000,000	1,047,130
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/14	8,050,000	8,118,344
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/20	7,000,000	7,004,410
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.25	9/1/17	2,840,000	2,940,877

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.35	9/1/27	2,000,000	2,071,520
Hartford,
Parking System Revenue	6.50	7/1/10	1,500,000 [a]	1,623,255
South Central Connecticut
Regional Water Authority,
Water System
Revenue (Insured; MBIA)	5.00	8/1/30	3,000,000	3,181,860
Sprague,
EIR (International Paper
Company Project)	5.70	10/1/21	1,350,000	1,383,480
Stamford,
GO	6.60	1/15/10	2,750,000	2,963,483
Stamford,
Water Pollution Control System
and Facility Revenue (Insured;
AMBAC)	4.75	9/15/36	5,585,000	5,770,422
University of Connecticut,
GO	4.00	4/1/26	3,950,000	3,795,042
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	1,770,000 [a]	1,885,900
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	2,500,000 [a]	2,663,700
University of Connecticut,
GO (Insured; FGIC)	5.00	2/15/25	1,000,000	1,070,770
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	5.75	11/15/10	2,500,000 [a]	2,694,025
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	6.00	11/15/10	2,425,000 [a]	2,633,162
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	6.00	11/15/10	2,000,000 [a]	2,171,680
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	5.25	11/15/21	1,755,000	1,890,293

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—29.3%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	5,000,000 [a]	5,353,800
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.38	5/15/33	3,435,000	3,597,235
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	6,000,000	6,294,840
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,000,000	843,600
Puerto Rico Commonwealth
(Insured; MBIA)	5.50	7/1/12	4,000,000 [b,c]	4,342,580
Puerto Rico Commonwealth
(Insured; MBIA)	5.50	7/1/13	7,900,000 [b,c]	8,679,809
Puerto Rico Commonwealth
(Insured; MBIA)	5.65	7/1/15	6,690,000	7,458,815
Puerto Rico Commonwealth,
Public Improvement (Insured;
MBIA)	5.50	7/1/12	50,000	54,283
Puerto Rico Commonwealth,
Public Improvement (Insured;
MBIA)	5.50	7/1/13	100,000	109,871
Puerto Rico Commonwealth,
Public Improvement (Insured;
MBIA)	5.25	7/1/14	3,925,000	4,295,795
Puerto Rico Commonwealth,
Public Improvement (Insured;
MBIA)	6.00	7/1/15	2,000,000	2,308,680
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/27	2,000,000 [d]	2,115,080
Puerto Rico Electric Power
Authority, Power Revenue	5.13	7/1/29	3,000,000	3,140,130
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.25	7/1/10	8,000,000 [a]	8,459,360

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.13	7/1/12	4,410,000 [a]	4,760,022
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.50	7/1/16	5,000,000 [a]	5,667,150
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; MBIA)	5.50	7/1/13	10,000	10,752
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; MBIA)	5.50	7/1/13	4,580,000 [b,c]	4,924,622
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/28	5,000,000	5,932,650
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	4,900,000	1,419,824
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	2,000,000	2,173,480
Virgin Islands Water and Power
Authority, Electric System
Revenue	5.30	7/1/21	1,750,000	1,774,553

Total Investments (cost $291,497,712)			106.4%	304,146,274

Liabilities, Less Cash and Receivables			(6.4%)	(18,183,568)

Net Assets			100.0%	285,962,706

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $48,762,525 or 17.1% of net assets.
[c] Collateral for floating rate borrowings.
[d] Purchased on a delayed delivery basis.

T h e F u n d 15

S TAT E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	64.9
AA		Aa		AA	8.3
A		A		A	7.8
BBB		Baa		BBB	14.4
BB		Ba		BB	1.0
Not Rated [e]		Not Rated [e]		Not Rated [e]	3.6
					100.0

† Based on total investments.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

T h e F u n d 17

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S
A p r i l 3 0 , 2 0 0 7

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		291,497,712	304,146,274
Interest receivable			4,439,956
Receivable for investment securities sold			2,989,453
Receivable for shares of Beneficial Interest subscribed			345,866
Prepaid expenses			14,579
			311,936,128

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			220,769
Cash overdraft due to Custodian			168,426
Payable for floating rate notes issued			23,065,000
Payable for investment securities purchased			2,100,700
Interest and related expenses payable			199,019
Payable for shares of Beneficial Interest redeemed			172,844
Accrued expenses			46,664
			25,973,422

Net Assets ($)			285,962,706

Composition of Net Assets ($):
Paid-in capital			273,305,944
Accumulated net realized gain (loss) on investments			8,200
Accumulated net unrealized appreciation
(depreciation) on investments			12,648,562

Net Assets ($)			285,962,706

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	257,627,375	17,313,846	11,021,485
Shares Outstanding	21,696,889	1,459,357	929,775

Net Asset Value Per Share ($)	11.87	11.86	11.85

See notes to financial statements.

18

S TAT E M E N T O F O P E R AT I O N S

Ye a r E n d e d A p r i l 3 0 , 2 0 0 7

Investment Income ($):
Interest Income	15,645,433
Expenses:
Management fee—Note 3(a)	1,604,333
Interest and related expenses	887,585
Shareholder servicing costs—Note 3(c)	858,679
Distribution fees—Note 3(b)	191,806
Custodian fees	37,353
Professional fees	32,245
Registration fees	21,470
Prospectus and shareholders’ reports	20,092
Trustees’ fees and expenses—Note 3(d)	7,553
Loan commitment fees—Note 2	1,320
Miscellaneous	31,346
Total Expenses	3,693,782
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(14,975)
Net Expenses	3,678,807
Investment Income—Net	11,966,626

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,109,067
Net unrealized appreciation (depreciation) on investments	(911,469)
Net Realized and Unrealized Gain (Loss) on Investments	2,197,598
Net Increase in Net Assets Resulting from Operations	14,164,224

See notes to financial statements.

T h e F u n d 19

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	11,966,626	12,949,042
Net realized gain (loss) on investments	3,109,067	1,530,554
Net unrealized appreciation
(depreciation) on investments	(911,469)	(9,785,809)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,164,224	4,693,787

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(10,793,749)	(11,456,472)
Class B shares	(768,934)	(1,064,057)
Class C shares	(392,862)	(418,008)
Total Dividends	(11,955,545)	(12,938,537)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	20,544,680	18,801,405
Class B shares	41,483	480,340
Class C shares	1,741,579	2,088,576
Dividends reinvested:
Class A shares	6,825,060	6,913,452
Class B shares	444,642	605,278
Class C shares	277,213	275,050
Cost of shares redeemed:
Class A shares	(31,614,006)	(32,801,746)
Class B shares	(8,204,382)	(8,416,661)
Class C shares	(2,513,972)	(2,254,920)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(12,457,703)	(14,309,226)
Total Increase (Decrease) in Net Assets	(10,249,024)	(22,553,976)

Net Assets ($):
Beginning of Period	296,211,730	318,765,706
End of Period	285,962,706	296,211,730

20

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	1,733,855	1,570,845
Shares issued for dividends reinvested	575,109	577,002
Shares redeemed	(2,669,074)	(2,739,501)
Net Increase (Decrease) in Shares Outstanding	(360,110)	(591,654)

Class B [a]
Shares sold	3,511	40,048
Shares issued for dividends reinvested	37,509	50,523
Shares redeemed	(692,376)	(701,211)
Net Increase (Decrease) in Shares Outstanding	(651,356)	(610,640)

Class C
Shares sold	147,065	173,985
Shares issued for dividends reinvested	23,383	22,942
Shares redeemed	(212,134)	(188,813)
Net Increase (Decrease) in Shares Outstanding	(41,686)	8,114

a During the period ended April 30, 2007, 281,179 Class B shares representing $3,328,852, were automatically converted to 280,942 Class A shares and during the period ended April 30, 2006, 337,852 Class B shares representing $4,063,559 were automatically converted to 337,542 Class A shares.

See notes to financial statements.

T h e F u n d 21

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.78	12.11	11.90	12.19	11.86
Investment Operations:
Investment income—net [a]	.49	.51	.51	.52	.55
Net realized and unrealized
gain (loss) on investments	.09	(.33)	.21	(.29)	.32
Total from Investment Operations	.58	.18	.72	.23	.87
Distributions:
Dividends from investment income—net	(.49)	(.51)	(.51)	(.52)	(.54)
Net asset value, end of period	11.87	11.78	12.11	11.90	12.19

Total Return (%) [b]	5.04	1.52	6.17	1.84	7.51

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.13[c]	1.04[c]	.99[c]	1.04[c]
Ratio of net expenses
to average net assets	1.19	1.13[c]	1.03[c]	.99[c]	1.04[c]
Ratio of net investment income
to average net assets	4.17	4.29	4.25	4.23	4.53
Portfolio Turnover Rate	43.87	14.24	20.07	34.08	38.11

Net Assets, end of period ($ x 1,000)	257,627	259,930	274,204	281,559	305,076

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 6.

See notes to financial statements.

22

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.77	12.10	11.89	12.18	11.85
Investment Operations:
Investment income—net [a]	.43	.45	.45	.45	.48
Net realized and unrealized
gain (loss) on investments	.09	(.33)	.21	(.29)	.33
Total from Investment Operations	.52	.12	.66	.16	.81
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.45)	(.45)	(.48)
Net asset value, end of period	11.86	11.77	12.10	11.89	12.18

Total Return (%) [b]	4.50	1.00	5.63	1.31	6.96

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.66[c]	1.56[c]	1.50[c]	1.55[c]
Ratio of net expenses
to average net assets	1.71	1.66[c]	1.55[c]	1.50[c]	1.55[c]
Ratio of net investment income
to average net assets	3.66	3.76	3.73	3.71	4.01
Portfolio Turnover Rate	43.87	14.24	20.07	34.08	38.11

Net Assets, end of period ($ x 1,000)	17,314	24,853	32,919	40,806	46,460

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 6.

See notes to financial statements.

T h e F u n d 23

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.76	12.09	11.88	12.16	11.84
Investment Operations:
Investment income—net [a]	.40	.42	.42	.42	.45
Net realized and unrealized
gain (loss) on investments	.09	(.33)	.21	(.28)	.32
Total from Investment Operations	.49	.09	.63	.14	.77
Distributions:
Dividends from investment income—net	(.40)	(.42)	(.42)	(.42)	(.45)
Net asset value, end of period	11.85	11.76	12.09	11.88	12.16

Total Return (%) [b]	4.25	.76	5.37	1.15	6.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	1.89[c]	1.80[c]	1.74[c]	1.79[c]
Ratio of net expenses
to average net assets	1.95	1.89[c]	1.79[c]	1.74[c]	1.79[c]
Ratio of net investment income
to average net assets	3.41	3.52	3.49	3.47	3.77
Portfolio Turnover Rate	43.87	14.24	20.07	34.08	38.11

Net Assets, end of period ($ x 1,000)	11,021	11,429	11,643	11,721	12,217

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 6.

See notes to financial statements.

24

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1-Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the Connecticut Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of:yields or prices of municipal securities of comparable quality,coupon, maturity and type;indications as to values from dealers;and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157

26

“Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $42,958, undistributed capital gains $650,948 and unrealized appreciation $12,005,814.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $11,955,545 and $12,938,537, respectively.

During the period ended April 30, 2007, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $11,081 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

28

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $10,798 from commissions earned on sales of the fund’s Class A shares and $44,137 and $3,457 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $105,224 and $86,582, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

T h e F u n d 29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $647,769, $52,612 and $28,861, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $89,078 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $129,629, Rule 12b-1 distribution plan fees $14,017, shareholder services plan fees $58,922, chief compliance officer fees $3,407 and transfer agency per account fees $14,794.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended April 30, 2007, amounted to $137,166,505 and $148,829,505, respectively.

The fund may purchase floating rate notes. A floating rate note is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at peri-

30

odic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

At April 30, 2007, the cost of investments for federal income tax purposes was $269,075,460; accordingly, accumulated net unrealized appreciation on investments was $12,005,814, consisting of $12,445,691 gross unrealized appreciation and $439,877 gross unrealized depreciation.

NOTE 5—Plan of Reorganization

On November 15, 2006, the Board of Trustees of the Trust approved, subject to shareholder approval on March 1, 2007 of Dreyfus Connecticut Intermediate Municipal Bond Fund, an Agreement and Plan of Reorganization to merge Dreyfus Connecticut Intermediate Bond Fund into the fund as part of a tax-free reorganization. The merger occurred as of the close of business on May 30, 2007. On the date of the merger, Dreyfus Connecticut Intermediate Municipal Bond Fund exchanged all of its assets at net asset value, subject to liabilities, for Class Z shares of the fund. Those shares were distributed pro rata to shareholders of Dreyfus Connecticut Intermediate Municipal Bond Fund so that each shareholder received a number of Class Z shares of the fund equal to the aggregate net asset value of the shareholder’s Dreyfus Connecticut Intermediate Municipal Bond Fund shares.

NOTE 6—Restatement

Subsequent to the issuance of the October 31, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qual-

T h e F u n d 31

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

ify for sale treatment under Statement of Financial Accounting Standard No. 140,Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of total and net expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.90%	.91%	.90%	.91%
As restated	1.13%	1.04%	.99%	1.04%
Class B shares:
As previously reported	1.43%	1.43%	1.41%	1.42%
As restated	1.66%	1.56%	1.50%	1.55%
Class C shares:
As previously reported	1.66%	1.67%	1.65%	1.66%
As restated	1.89%	1.80%	1.74%	1.79%

Ratio of Net Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.90%	.90%	.90%	.91%
As restated	1.13%	1.03%	.99%	1.04%
Class B shares:
As previously reported	1.43%	1.42%	1.41%	1.42%
As restated	1.66%	1.55%	1.50%	1.55%
Class C shares:
As previously reported	1.66%	1.66%	1.65%	1.66%
As restated	1.89%	1.79%	1.74%	1.79%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

32

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2007 as “exempt-interest dividends”(not subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

34

P R O X Y R E S U LT S ( U n a u d i t e d )

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

T h e F u n d 35

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

36

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

T h e F u n d 37

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

38

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

T h e F u n d 39

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Proxy Results
33	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Florida Series

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.63% for Class A shares, 5.11% for Class B shares and 4.86% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Florida Municipal Debt Funds category, and the average total return for all funds reported in this category was 4.91% for the reporting period.3

Despite occasional bouts of volatility, municipal bonds fared relatively well as moderating economic growth, stabilizing short-term interest rates and receding inflation concerns helped to support investor sentiment. The fund’s Class A shares and Class B shares produced higher returns than its Lipper category average, primarily due to the fund’s emphasis on income-oriented securities. However, the fund’s returns lagged its benchmark, which contains bonds from many states, not just Florida, and does not reflect fund fees and expenses in its results.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, the U.S. economy was growing robustly, inflationary pressures were intensifying and the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates. These conditions changed significantly over the summer, when weakness in housing markets caused the rate of economic growth to moderate. In the fall,energy prices retreated from their record highs,helping to relieve inflationary pressures. The Fed responded to these developments by holding interest rates steady between July 2006 and the end of the reporting period.

As a result, the municipal bond market generally rallied over much of the reporting period before encountering renewed volatility in late February and early March 2007, when global equity markets declined sharply and delinquencies among U.S. subprime mortgage holders rose unexpectedly. By the end of April, however, the markets had rebounded strongly, erasing previous losses.

The municipal bond market also was supported by supply-and-demand influences, including robust demand for long-term securities from non-traditional investors such as hedge funds and highly leveraged institutional accounts. High levels of investor demand readily absorbed the

4

available supply of newly issued bonds. In Florida, while sound fiscal conditions continued to help support bond prices, the repeal of the state’s intangibles tax caused Florida securities to lose their premiums compared to the national market.

In this environment, the fund continued to receive strong income contributions from its longstanding holdings, which were purchased with higher yields than are available today. Bonds issued to finance Florida housing projects fared especially well. In addition, a number of the fund’s holdings were scheduled for early redemption, with the cash to do so set aside in escrow, effectively boosting their prices.

What is the fund’s current strategy?

Recent economic data have been mixed, suggesting that the Fed is likely to maintain current monetary policy for some time before eventually reducing short-term interest rates. Therefore, we have attempted to gradually increase the fund’s average duration, boosting exposure to bonds with maturities in the 20- to 30-year range. This strategy is designed to help the fund capture incrementally higher income while positioning it for a slower U.S. economy and lower short-term interest rates in the future.

June 1, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Florida residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Florida Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Florida municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Florida municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.89%	3.63%	4.39%
without sales charge			5.63%	4.59%	4.87%
Class B shares
with applicable redemption charge †			1.11%	3.74%	4.56%
without redemption			5.11%	4.09%	4.56%
Class C shares
with applicable redemption charge ††			3.86%	3.82%	4.09%
without redemption			4.86%	3.82%	4.09%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 4.75		$ 7.24	$ 8.48
Ending value (after expenses)	$1,015.70		$1,013.90	$1,012.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.76	$ 7.25	$ 8.50
Ending value (after expenses)	$1,020.08	$1,017.60	$1,016.36

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B and 1.70% for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.9%	Rate (%)	Date	Amount ($)	Value ($)

Florida—96.6%
Brevard County School Board,
COP (Insured; FGIC)	5.00	7/1/25	2,000,000	2,103,200
Broward County Housing Finance
Authority, MFHR (Emerald Palms
Apartments Project)	5.60	7/1/21	1,990,000	2,047,571
Broward County Housing Finance
Authority, MFHR (Pembroke
Villas Project) (Insured; FSA)	5.55	1/1/23	1,000,000	1,026,630
Broward County School Board,
COP (Insured; FSA)	5.00	7/1/21	1,250,000	1,306,600
Broward County School Board,
COP (Insured; MBIA)	5.25	7/1/18	1,855,000	1,996,833
Capital Projects Finance
Authority, Revenue (Airports
Project) (Insured; MBIA)	5.25	6/1/14	1,485,000	1,575,912
Capital Projects Finance
Authority, Revenue (Airports
Project) (Insured; MBIA)	5.00	6/1/20	1,465,000	1,521,183
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program) (Insured; MBIA)	5.50	10/1/17	2,520,000	2,688,739
Davie,
Water and Sewer Revenue
(Insured; AMBAC)	5.25	10/1/18	475,000	513,190
Escambia County Housing Finance
Authority, SFMR (Multi-County
Program) (Collateralized: FNMA
and GNMA)	5.50	10/1/21	1,845,000	1,895,737
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.00	7/1/20	1,480,000	1,560,172
Florida Department of Children and
Family Services, COP (South
Florida Evaluation Treatment
Center Project)	5.00	10/1/21	1,600,000	1,690,512
Florida Housing Finance Agency,
Housing Revenue (Brittany of
Rosemont Apartments Project)
(Insured; AMBAC)	7.00	2/1/35	6,000,000	6,008,340

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.00	2/1/18	1,000,000	1,041,370
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	1,500,000	1,558,170
Jacksonville,
Excise Taxes Revenue
(Insured; AMBAC)	5.38	10/1/19	3,450,000	3,718,134
Jacksonville,
Guaranteed Entitlement Revenue
(Insured; FGIC)	5.38	10/1/20	3,000,000	3,233,160
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges and
Causeway Project) (Insured; CIFG)	5.00	10/1/25	2,845,000	3,003,893
Lee County Housing Finance
Authority, SFMR
(Collateralized: FHLMC, FNMA
and GNMA)	6.30	3/1/29	125,000	126,285
Manatee County Housing Finance
Authority, Mortgage Revenue
(Collateralized; GNMA)	5.85	11/1/33	1,530,000	1,614,104
Miami-Dade County,
Aviation Revenue, Miami
International Airport (Hub of
the Americas) (Insured; XLCA)	5.00	10/1/30	2,000,000	2,090,760
Miami-Dade County,
Solid Waste System Revenue
(Insured; FSA)	5.50	10/1/17	2,595,000	2,770,993
Miami-Dade County Housing Finance
Authority, MFMR (Country Club
Villa II Project) (Insured; FSA)	5.70	7/1/21	400,000	415,012
Miami-Dade County Housing Finance
Authority, MFMR (Miami Stadium
Apartments) (Insured; FSA)	5.40	8/1/21	1,275,000	1,313,645
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	1,060,140

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Orange County Housing Finance
Authority, MFHR
(Palm Grove Gardens)
(Collateralized; FNMA)	5.15	1/1/23	1,175,000	1,221,166
Orange County Housing Finance
Authority, MFHR (Seminole
Pointe Apartments)	5.75	12/1/23	2,840,000	2,957,235
Osceola County Industrial
Development Authority, Revenue
(Community Provider Pooled
Loan Program)	7.75	7/1/17	1,046,000	1,047,140
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	1,715,000	1,896,070
Palm Bay,
Utility Revenue (Palm Bay
Utility Corporation Project)
(Insured; MBIA)	5.00	10/1/19	500,000	532,560
Palm Bay,
Utility System Improvement
Revenue (Insured; FGIC)	0.00	10/1/20	1,845,000	1,007,056
Palm Beach County School Board,
COP (Master Lease Purchase
Agreement) (Insured; AMBAC)	5.00	8/1/17	1,905,000	2,022,767
Port Palm Beach District,
Revenue (Insured; XLCA)	0.00	9/1/22	1,000,000	521,540
Port Palm Beach District,
Revenue (Insured; XLCA)	0.00	9/1/23	1,000,000	497,480
Port Saint Lucie,
Storm Water Utility Revenue
(Insured; MBIA)	5.00	5/1/23	1,750,000	1,830,255
Port Saint Lucie,
Utility System Revenue
(Insured; MBIA)	0.00	9/1/33	4,000,000	1,171,400
Seminole Water Control District,
Improvement Bonds (Unit of
Development Number 2)	6.75	8/1/22	1,745,000	1,782,535
South Broward Hospital District,
HR	5.60	5/1/12	4,000,000 [a]	4,372,720

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/21	1,095,000	1,172,362
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/26	1,000,000	1,063,510
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/31	815,000	863,550
Tampa,
Utilities Tax Improvement
Revenue (Insured; AMBAC)	0.00	4/1/17	2,110,000	1,413,194
Village Center Community
Development District, Utility
Revenue (Insured; MBIA)	5.25	10/1/23	1,000,000	1,076,700
Winter Garden Village at Fowler
Groves Community Development
District, Special Assessment	5.65	5/1/37	770,000	797,173
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/17	1,645,000	1,770,036
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/18	1,730,000	1,868,175
Winter Springs,
Water and Sewer Revenue
(Insured; MBIA)	5.00	4/1/20	1,585,000	1,666,992
U.S. Related—1.3%
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/30	1,000,000	1,075,620
Total Long-Term Municipal Investments
(cost $78,229,306)				81,507,521

12

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.6%	Rate (%)	Date	Amount ($)	Value ($)

Florida;
Broward County Health Facilities
Authority, Revenue, Refunding
(John Knox Village of Florida,
Inc. Project) (Insured; Radian
Bank and Liquidity Facility;
SunTrust Bank)
(cost $500,000)	4.04	5/1/07	500,000 [b]	500,000

Total Investments (cost $78,729,306)			98.5%	82,007,521

Cash and Receivables (Net)			1.5%	1,282,569

Net Assets			100.0%	83,290,090

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.
[c] At April 30, 2007, 25.2% of the fund’s net assets are insured by AMBAC.

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	80.4
AA		Aa		AA	7.4
BBB		Baa		BBB	4.9
F1		MIG1/P1		SP1/A1	.6
Not Rated [d]		Not Rated [d]		Not Rated [d]	6.7
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		78,729,306	82,007,521
Cash			343,160
Interest receivable			1,074,191
Receivable for shares of Beneficial Interest subscribed			16,359
Prepaid expenses			6,576
			83,447,807

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			67,376
Payable for shares of Beneficial Interest redeemed			54,305
Accrued expenses			36,036
			157,717

Net Assets ($)			83,290,090

Composition of Net Assets ($):
Paid-in capital			80,274,020
Accumulated net realized gain (loss) on investments			(262,145)
Accumulated net unrealized appreciation
(depreciation) on investments			3,278,215

Net Assets ($)			83,290,090

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	74,780,246	5,411,534	3,098,310
Shares Outstanding	5,250,967	380,106	217,576

Net Asset Value Per Share ($)	14.24	14.24	14.24

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended April 30, 2007

Investment Income ($):
Interest Income	4,373,157
Expenses:
Management fee—Note 3(a)	485,206
Shareholder servicing costs—Note 3(c)	269,046
Distribution fees—Note 3(b)	60,232
Professional fees	28,107
Registration fees	22,157
Custodian fees	14,870
Prospectus and shareholders’ reports	10,333
Trustees’ fees and expenses—Note 3(d)	2,505
Loan commitment fees—Note 2	450
Miscellaneous	19,663
Total Expenses	912,569
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(11,728)
Net Expenses	900,841
Investment Income—Net	3,472,316

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	364,146
Net unrealized appreciation (depreciation) on investments	954,032
Net Realized and Unrealized Gain (Loss) on Investments	1,318,178
Net Increase in Net Assets Resulting from Operations	4,790,494

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	3,472,316	3,784,683
Net realized gain (loss) on investments	364,146	94,374
Net unrealized appreciation
(depreciation) on investments	954,032	(2,220,657)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,790,494	1,658,400

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,125,438)	(3,362,653)
Class B shares	(222,873)	(268,356)
Class C shares	(124,005)	(153,674)
Total Dividends	(3,472,316)	(3,784,683)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	2,942,209	5,869,442
Class B shares	164,966	676,298
Class C shares	124,365	341,589
Dividends reinvested:
Class A shares	1,839,224	1,868,027
Class B shares	104,667	90,986
Class C shares	89,773	84,799
Cost of shares redeemed:
Class A shares	(13,094,753)	(13,638,959)
Class B shares	(2,211,663)	(1,884,409)
Class C shares	(1,238,528)	(1,133,655)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,279,740)	(7,725,882)
Total Increase (Decrease) in Net Assets	(9,961,562)	(9,852,165)

Net Assets ($):
Beginning of Period	93,251,652	103,103,817
End of Period	83,290,090	93,251,652

18

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	206,843	413,093
Shares issued for dividends reinvested	129,499	131,207
Shares redeemed	(923,743)	(957,726)
Net Increase (Decrease) in Shares Outstanding	(587,401)	(413,426)

Class B [a]
Shares sold	11,583	47,526
Shares issued for dividends reinvested	7,371	6,392
Shares redeemed	(155,697)	(132,623)
Net Increase (Decrease) in Shares Outstanding	(136,743)	(78,705)

Class C
Shares sold	8,793	23,813
Shares issued for dividends reinvested	6,321	5,952
Shares redeemed	(86,836)	(80,033)
Net Increase (Decrease) in Shares Outstanding	(71,722)	(50,268)

[a]	During the period ended April 30, 2007, 13,509 Class B shares representing $193,371 were automatically converted to 13,505 Class A shares and during the period ended April 30, 2006, 44,143 Class B shares representing $628,103 were automatically converted to 44,140 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.03	14.35	14.06	14.41	13.94
Investment Operations:
Investment income—net [a]	.57	.56	.56	.59	.62
Net realized and unrealized
gain (loss) on investments	.21	(.32)	.29	(.35)	.47
Total from Investment Operations	.78	.24	.85	.24	1.09
Distributions:
Dividends from investment income—net	(.57)	(.56)	(.56)	(.59)	(.62)
Net asset value, end of period	14.24	14.03	14.35	14.06	14.41

Total Return (%) [b]	5.63	1.66	6.16	1.69	7.96

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.96	.97	.88	.94
Ratio of net expenses
to average net assets	.95	.95	.96	.88	.94
Ratio of net investment income
to average net assets	4.00	3.91	3.95	4.13	4.37
Portfolio Turnover Rate	8.19	8.74	3.39	11.62	25.52

Net Assets, end of period ($ x 1,000)	74,780	81,940	89,691	99,251	109,664

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.03	14.34	14.06	14.40	13.93
Investment Operations:
Investment income—net [a]	.50	.48	.49	.52	.55
Net realized and unrealized
gain (loss) on investments	.21	(.31)	.28	(.34)	.47
Total from Investment Operations	.71	.17	.77	.18	1.02
Distributions:
Dividends from investment income—net	(.50)	(.48)	(.49)	(.52)	(.55)
Net asset value, end of period	14.24	14.03	14.34	14.06	14.40

Total Return (%) [b]	5.11	1.22	5.56	1.25	7.43

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.46	1.46	1.38	1.43
Ratio of net expenses
to average net assets	1.45	1.45	1.46	1.38	1.43
Ratio of net investment income
to average net assets	3.51	3.40	3.45	3.64	3.86
Portfolio Turnover Rate	8.19	8.74	3.39	11.62	25.52

Net Assets, end of period ($ x 1,000)	5,412	7,252	8,542	10,193	13,012

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.03	14.35	14.06	14.41	13.94
Investment Operations:
Investment income—net [a]	.47	.45	.46	.49	.51
Net realized and unrealized
gain (loss) on investments	.20	(.32)	.29	(.35)	.47
Total from Investment Operations	.67	.13	.75	.14	.98
Distributions:
Dividends from investment income—net	(.46)	(.45)	(.46)	(.49)	(.51)
Net asset value, end of period	14.24	14.03	14.35	14.06	14.41

Total Return (%) [b]	4.86	.91	5.39	.94	7.17

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	1.69	1.69	1.61	1.68
Ratio of net expenses
to average net assets	1.70	1.68	1.68	1.61	1.68
Ratio of net investment income
to average net assets	3.27	3.17	3.22	3.38	3.62
Portfolio Turnover Rate	8.19	8.74	3.39	11.62	25.52

Net Assets, end of period ($ x 1,000)	3,098	4,060	4,871	4,659	3,897

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series, including the Florida Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the secu-

24

rities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $74,944, accumulated capital losses $262,145 and unrealized appreciation $3,278,215.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30,

26

2007. If not applied the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006, were as follows: tax exempt income $3,472,316 and $3,784,683, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $2,859 from commissions earned on sales of the fund’s Class A shares and $23,878 and $53 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $31,775 and $28,457, respectively, pursuant to the Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $195,175, $15,887 and $9,486, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $29,397 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates consist of: management fees $37,793, Rule 12b-1 distribution plan fees $4,138, shareholder services plan fees $17,178, chief compliance officer fees $3,407 and transfer agency per account fees $4,860.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $7,056,638 and $18,487,282, respectively.

At April 30, 2007, the cost of investments for federal income tax purposes was $78,729,306; accordingly, accumulated net unrealized appreciation on investments was $3,278,215, consisting of $3,301,926 gross unrealized appreciation and $23,711 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2007 as “exempt-interest dividends’’ (not subject to regular Federal and, for individuals who are Florida residents, not subject to taxation by Florida).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on form 1099-INT, both which will be mailed by January 31, 2008.

The Fund 31

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

+ Each new Board member’s term commenced on January 1, 2007.
Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander,Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

34

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

36

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 37

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Proxy Results
36	Board Members Information
39	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.04% for Class A shares, 4.51% for Class B shares and 4.33% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category,and the average total return for all funds reported in that category was 4.74% for the reporting period.3

Despite occasional bouts of volatility, municipal bonds fared relatively well as moderating economic growth, stabilizing short-term interest rates and receding inflation concerns helped to support investor sentiment. The fund’s Class A shares produced higher returns than its Lipper category average, primarily due to the fund’s emphasis on income-oriented securities. However, the fund’s returns lagged its benchmark, which contains bonds from many states, not just Maryland, and does not reflect fund fees and expenses in its results.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Maryland state personal income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, the U.S. economy was growing robustly, inflationary pressures were intensifying and the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates. These conditions changed significantly over the summer, when weakness in housing markets caused the rate of economic growth to moderate. In the fall,energy prices retreated from their record highs,helping to relieve inflationary pressures. The Fed responded to these developments by holding interest rates steady between July 2006 and the end of the reporting period.

As a result, the municipal bond market generally rallied over much of the reporting period before encountering renewed volatility in late February and early March 2007, when global equity markets declined sharply and delinquencies among U.S. sub-prime mortgage holders rose unexpectedly. By the end of April, however, the markets had rebounded strongly, erasing previous losses.

The municipal bond market also was supported by supply-and-demand influences, including robust demand for long-term securities from non-traditional investors such as hedge funds and leveraged institutional accounts. High levels of investor demand readily absorbed the available

4

supply of newly issued bonds. In Maryland, generally sound fiscal conditions continued to help support bond prices.

In this environment, the fund continued to receive strong income contributions from its longstanding holdings, which were purchased at higher yields than are available today. Lower-rated bonds fared especially well, including those issued on behalf of corporations. In addition, some of the fund’s holdings were scheduled for early redemption, with the cash to do so set aside in escrow, effectively boosting their prices.

What is the fund’s current strategy?

Recent economic data have been mixed, suggesting that the Fed is likely to maintain current monetary policy for some time before eventually reducing short-term interest rates. Therefore, we have attempted to gradually increase the fund’s average duration, boosting exposure to bonds with maturities in the 20- to 30-year range. In addition, we intend to look for opportunities to upgrade the fund’s seasoned holdings with newly issued bonds.These strategies are designed to help the fund capture incrementally higher income while positioning it for a slower U.S. economy and lower short-term interest rates in the future.

June 1, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Maryland residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Maryland Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Maryland municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.32%	3.93%	4.20%
without sales charge			5.04%	4.89%	4.69%
Class B shares
with applicable redemption charge †			0.51%	4.00%	4.36%
without redemption			4.51%	4.34%	4.36%
Class C shares
with applicable redemption charge ††			3.33%	4.09%	3.89%
without redemption			4.33%	4.09%	3.89%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 4.65		$ 7.18	$ 8.48
Ending value (after expenses)	$1,014.70		$1,012.20	$1,010.90

C O M P A R I N G Y O U R	F U N D ’ S E X P E N S E S
W I T H T H O S E O F	O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.66	$ 7.20	$ 8.50
Ending value (after expenses)	$1,020.18	$1,017.65	$1,016.36

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.44% for Class B and 1.70% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T O F I N V E S T M E N T S

A p r i l 3 0 , 2 0 0 7

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)

Maryland—94.9%
Anne Arundel County,
EDR (Anne Arundel Community
College Project)	5.00	9/1/17	2,255,000	2,381,167
Anne Arundel County,
Special Obligation Revenue
(Arundel Mills Project)	5.13	7/1/21	1,000,000	1,074,630
Anne Arundel County,
Special Obligation Revenue
(National Business Park Project)	5.13	7/1/21	1,000,000	1,074,630
Anne Arundel County,
Special Obligation Revenue
(National Business Park Project)	5.13	7/1/23	1,125,000	1,208,959
Baltimore,
Port Facilities Revenue
(Consolidated Coal Sales
Company Project)	6.50	12/1/10	4,090,000	4,237,567
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; FGIC)	5.00	7/1/22	465,000	512,728
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; MBIA)	5.00	7/1/23	1,355,000	1,447,099
Baltimore Board of School
Commissioners, School
System Revenue	5.00	5/1/16	1,500,000	1,601,355
Frederick County,
Educational Facilities Revenue
(Mount Saint Mary’s University)	4.50	9/1/25	1,500,000	1,469,640
Gaithersburg,
Hospital Facilities Improvement
Revenue (Shady Grove Adventist
Hospital) (Insured; FSA)	6.50	9/1/12	10,000,000	10,792,100
Harford County,
MFHR (GMNA
Collateralized-Affinity Old
Post Apartments Projects)	5.00	11/20/25	1,460,000	1,484,864
Howard County,
COP	8.15	2/15/20	605,000	846,371
Howard County,
GO (Consolidated Public
Improvement Project)	5.00	8/15/19	1,000,000	1,069,330

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Howard County,
GO (Metropolitan District Project)	5.25	2/15/12	155,000 [a]	166,050
Howard County,
GO (Metropolitan District Project)	5.25	8/15/19	1,545,000	1,649,535
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.75	7/1/34	3,000,000	3,189,720
Maryland,
State and Local Facilities Loan	5.00	8/1/16	10,000,000	10,750,400
Maryland Community Development
Administration, Department of
Housing and Community
Development	5.00	9/1/23	515,000	527,458
Maryland Community Development
Administration, Department of
Housing and Community
Development	5.60	7/1/33	1,200,000	1,231,092
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,865,000	1,898,607
Maryland Community Development
Administration, Department of
Housing and Community
Development, Multifamily
Development Revenue
(Washington Gardens)
(Collateralized; FNMA)	5.00	2/1/24	1,610,000	1,643,166
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	5.30	9/1/16	5,000,000	5,151,250
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential Revenue	4.85	9/1/47	2,275,000	2,275,182
Maryland Community Development
Administration, Department of
Housing and Community
Development (Single
Family Program)	4.95	4/1/15	4,605,000	4,742,643

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.50	6/1/16	3,120,000	3,368,040
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.50	6/1/18	2,535,000	2,722,945
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.38	6/1/19	9,530,000	10,157,169
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	5,000,000	5,370,100
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/16	2,940,000	3,145,800
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Frostburg
State University Project)	6.00	10/1/24	5,000,000	5,136,950
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Morgan State
University Project)	6.00	7/1/22	2,950,000	3,108,415
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	6.00	6/1/13	1,760,000 [a]	1,982,306
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Projects) (Insured; CIFG)	5.00	6/1/25	2,770,000	2,952,017
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	5.88	7/1/21	1,750,000	1,874,950

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	6.00	7/1/33	1,750,000	1,879,762
Maryland Health and Higher
Educational Facilities
Authority, FHA Insured
Mortgage Revenue (Western
Maryland Health System Issue)
(Insured; MBIA)	4.63	1/1/27	1,000,000	1,020,940
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/18	500,000	540,435
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/19	665,000	719,896
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/20	750,000	811,192
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/21	550,000	594,874
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Johns
Hopkins Hospital Issue)	5.00	11/15/19	7,600,000	8,013,820
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Johns
Hopkins Medical Institutions
Utilities Program Issue)	5.00	5/15/37	7,250,000	7,584,297
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Johns
Hopkins University Issue)	5.00	7/1/32	1,315,000	1,367,692

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Maryland
Institute College of Art Issue)	5.50	6/1/21	335,000	349,268
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Union
Hospital of Cecil County)	6.70	7/1/09	1,270,000	1,298,397
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System Issue)	5.75	7/1/17	3,000,000	3,212,430
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System Issue)	6.00	7/1/22	2,000,000	2,170,900
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System Issue)	6.00	7/1/32	3,000,000	3,238,260
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; AMBAC)	5.00	7/1/24	1,000,000	1,051,350
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; FGIC)	7.00	7/1/22	4,510,000	5,859,212
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.25	7/1/18	250,000	255,595
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.50	7/1/38	1,200,000	1,237,572

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	630,000	526,006
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel School)	5.50	5/1/20	420,000	444,062
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel School)	6.00	5/1/35	1,000,000	1,075,870
Montgomery County,
Consolidated Public Improvement	5.25	10/1/15	2,000,000	2,139,980
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.38	7/1/20	500,000	529,745
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.50	7/1/27	2,975,000	3,175,455
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/28	41,025,000	12,731,698
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/33	3,060,000	678,800
Montgomery County Housing
Opportunities Commission, SFMR	5.00	7/1/36	2,495,000	2,534,122
Morgan State University,
Academic and Auxiliary
Facilities Fees Revenue
(Insured; FGIC)	5.00	7/1/20	500,000	532,270
Morgan State University,
Academic and Auxiliary
Facilities Fees Revenue
(Insured; FGIC)	5.00	7/1/22	1,000,000	1,053,580
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/13	1,400,000	1,465,562

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Northeast Waste Disposal Authority,
RRR (Hartford County Resource
Recovery Facility) (Insured; AMBAC)	5.25	3/15/14	1,220,000	1,275,791
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Resource
Recovery Project)	6.00	7/1/08	2,720,000	2,770,130
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/15	7,000,000	7,529,270
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/16	8,000,000	8,586,560
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34	4,000,000	4,102,720
Washington Suburban Sanitary
District (General Construction)	5.00	6/1/15	5,000,000	5,286,500
Westminster,
Educational Facilities Revenue
(McDaniel College, Inc. Project)	5.00	11/1/22	1,200,000	1,267,836
U.S. Related—2.9%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	1,097,580
Puerto Rico Commonwealth,
Public Improvement (Insured; FSA)	5.13	7/1/30	1,970,000	2,059,615
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.13	7/1/12	1,500,000 [a]	1,619,055
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/25	1,250,000	1,314,200
Total Long-Term Municipal Investments
(cost $200,177,383)				207,246,534

T h e F u n d 15

S TAT E M E N T O F I N V E S T M E N T S (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investment—.9%	Rate (%)	Date	Amount ($)	Value ($)

Maryland;
Maryland Economic Development
Corporation, EDR (Federation
of American Societies for
Experimental Biology Project)
(LOC; SunTrust Bank)
(cost $1,900,000)	3.99	5/1/07	1,900,000 [b]	1,900,000

Total Investments (cost $202,077,383)			98.7%	209,146,534
Cash and Receivables (Net)			1.3%	2,729,059
Net Assets			100.0%	211,875,593

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.

16

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

T h e F u n d 17

S TAT E M E N T O F I N V E S T M E N T S (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	45.1
AA		Aa		AA	31.9
A		A		A	9.8
BBB		Baa		BBB	2.6
BB		Ba		BB	4.5
F1		MIG1/P1		SP1/A1	.9
Not Rated [c]		Not Rated [c]		Not Rated [c]	5.2
					100.0

†	Based on total investments.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E
A p r i l 3 0 , 2 0 0 7

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		202,077,383	209,146,534
Cash			213,018
Interest receivable			2,848,454
Receivable for shares of Beneficial Interest subscribed			10,394
Prepaid expenses			11,266
			212,229,666

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			165,313
Payable for shares of Beneficial Interest redeemed			120,555
Accrued expenses			68,205
			354,073

Net Assets ($)			211,875,593

Composition of Net Assets ($):
Paid-in capital			214,389,045
Accumulated net realized gain (loss) on investments			(9,582,603)
Accumulated net unrealized appreciation
(depreciation) on investments			7,069,151

Net Assets ($)			211,875,593

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	186,327,379	21,523,603	4,024,611
Shares Outstanding	15,224,617	1,758,288	328,659

Net Asset Value Per Share ($)	12.24	12.24	12.25

See notes to financial statements.

T h e F u n d 19

S TAT E M E N T O F O P E R AT I O N S
Ye a r E n d e d A p r i l 3 0 , 2 0 0 7

Investment Income ($):
Interest Income	10,634,110
Expenses:
Management fee—Note 3(a)	1,206,763
Shareholder servicing costs—Note 3(c)	659,701
Distribution fees—Note 3(b)	161,718
Professional fees	30,377
Custodian fees	27,371
Registration fees	23,637
Prospectus and shareholders’ reports	19,486
Trustees’ fees and expenses—Note 3(d)	5,693
Loan commitment fees—Note 2	1,005
Miscellaneous	17,661
Total Expenses	2,153,412
Less—reduction in custody fees due
to earnings credits—Note 1(b)	(287)
Net Expenses	2,153,125
Investment Income—Net	8,480,985

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	153,379
Net unrealized appreciation (depreciation) on investments	2,094,317
Net Realized and Unrealized Gain (Loss) on Investments	2,247,696
Net Increase in Net Assets Resulting from Operations	10,728,681

See notes to financial statements.

20

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	8,480,985	8,958,043
Net realized gain (loss) on investments	153,379	521,497
Net unrealized appreciation
(depreciation) on investments	2,094,317	(5,055,935)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,728,681	4,423,605

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(7,456,243)	(7,693,140)
Class B shares	(881,629)	(1,101,102)
Class C shares	(141,040)	(163,772)
Net realized gain on investments:
Class A shares	—	(56,138)
Class B shares	—	(9,062)
Class C shares	—	(1,525)
Total Dividends	(8,478,912)	(9,024,739)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	10,428,304	13,803,210
Class B shares	325,292	1,246,019
Class C shares	176,749	641,515
Dividends reinvested:
Class A shares	5,665,930	5,159,847
Class B shares	591,464	657,485
Class C shares	85,868	86,085
Cost of shares redeemed:
Class A shares	(24,632,519)	(24,447,412)
Class B shares	(8,823,104)	(9,957,192)
Class C shares	(986,803)	(1,577,650)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(17,168,819)	(14,388,093)
Total Increase (Decrease) in Net Assets	(14,919,050)	(18,989,227)

Net Assets ($):
Beginning of Period	226,794,643	245,783,870
End of Period	211,875,593	226,794,643

T h e F u n d 21

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	853,914	1,125,513
Shares issued for dividends reinvested	463,509	420,286
Shares redeemed	(2,018,529)	(1,992,162)
Net Increase (Decrease) in Shares Outstanding	(701,106)	(446,363)

Class B [a]
Shares sold	26,617	101,371
Shares issued for dividends reinvested	48,392	53,529
Shares redeemed	(721,402)	(809,318)
Net Increase (Decrease) in Shares Outstanding	(646,393)	(654,418)

Class C
Shares sold	14,450	52,285
Shares issued for dividends reinvested	7,021	7,009
Shares redeemed	(80,644)	(128,375)
Net Increase (Decrease) in Shares Outstanding	(59,173)	(69,081)

a During the period ended April 30, 2007, 2,629,390 Class B shares representing $214,844 were automatically converted to 214,883 Class A shares and during the period ended April 30, 2006, 401,740 Class B shares representing $4,946,678 were automatically converted to 401,832 Class A shares.

See notes to financial statements.

22

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.12	12.36	12.12	12.37	11.82
Investment Operations:
Investment income—net [a]	.48	.48	.48	.51	.55
Net realized and unrealized
gain (loss) on investments	.12	(.24)	.24	(.25)	.55
Total from Investment Operations	.60	.24	.72	.26	1.10
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.48)	(.51)	(.55)
Dividends from net realized
gain on investments	—	(.00)[b]	—	—	(.00)[b]
Total Distributions	(.48)	(.48)	(.48)	(.51)	(.55)
Net asset value, end of period	12.24	12.12	12.36	12.12	12.37

Total Return (%) [c]	5.04	1.96	6.03	2.12	9.49

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.91	.93	.92	.93
Ratio of net expenses
to average net assets	.91	.91	.93	.92	.93
Ratio of net investment income
to average net assets	3.94	3.87	3.90	4.15	4.53
Portfolio Turnover Rate	5.67	14.38	4.33	20.40	32.27

Net Assets, end of period ($ x 1,000)	186,327	192,953	202,323	213,004	234,408

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 23

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.12	12.36	12.12	12.37	11.83
Investment Operations:
Investment income—net [a]	.42	.41	.42	.45	.49
Net realized and unrealized
gain (loss) on investments	.12	(.24)	.24	(.25)	.54
Total from Investment Operations	.54	.17	.66	.20	1.03
Distributions:
Dividends from investment income—net	(.42)	(.41)	(.42)	(.45)	(.49)
Dividends from net realized
gain on investments	—	(.00)[b]	—	—	(.00)[b]
Total Distributions	(.42)	(.41)	(.42)	(.45)	(.49)
Net asset value, end of period	12.24	12.12	12.36	12.12	12.37

Total Return (%) [c]	4.51	1.43	5.49	1.61	8.86

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.42	1.43	1.42	1.44
Ratio of net expenses
to average net assets	1.41	1.42	1.43	1.42	1.44
Ratio of net investment income
to average net assets	3.43	3.35	3.40	3.65	4.01
Portfolio Turnover Rate	5.67	14.38	4.33	20.40	32.27

Net Assets, end of period ($ x 1,000)	21,524	29,140	37,811	50,140	57,892

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

24

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.12	12.37	12.12	12.38	11.83
Investment Operations:
Investment income—net [a]	.39	.38	.39	.41	.46
Net realized and unrealized
gain (loss) on investments	.13	(.25)	.25	(.26)	.55
Total from Investment Operations	.52	.13	.64	.15	1.01
Distributions:
Dividends from investment income—net	(.39)	(.38)	(.39)	(.41)	(.46)
Dividends from net realized
gain on investments	—	(.00)[b]	—	—	(.00)[b]
Total Distributions	(.39)	(.38)	(.39)	(.41)	(.46)
Net asset value, end of period	12.25	12.12	12.37	12.12	12.38

Total Return (%) [c]	4.33	1.09	5.31	1.26	8.66

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	1.69	1.69	1.68	1.70
Ratio of net expenses
to average net assets	1.67	1.69	1.69	1.68	1.70
Ratio of net investment income
to average net assets	3.18	3.10	3.14	3.37	3.74
Portfolio Turnover Rate	5.67	14.38	4.33	20.40	32.27

Net Assets, end of period ($ x 1,000)	4,025	4,702	5,650	6,185	6,128

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers ten series including the Maryland Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered

26

to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the

28

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $54,649, accumulated capital losses $9,582,603 and unrealized appreciation $7,069,151.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, $827,067 of the carryover expires in fiscal 2011, $1,838,009 expires in fiscal 2012 and $6,917,527 expires in fiscal 2013.

T h e F u n d 29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $8,478,912 and $8,958,014 and ordinary income $0 and $66,725, respectively.

During the period ended April 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $2,073, decreased accumulated net realized gain (loss) on investments by $29 and increased paid-in capital by $2,102. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $5,786 from commissions earned on sales of the fund’s Class A shares and $41,883 and $260 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the

30

average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $128,438 and $33,280, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $473,216, $64,219 and $11,094, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $71,848 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $95,731, Rule 12b-1 distribution plan fees $11,350, shareholder services plan fees $43,514, chief compliance officer fees $3,407 and transfer agency per account fees $11,311.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

T h e F u n d 31

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities,during the period ended April 30,2007, amounted to $12,225,520 and $30,001,223, respectively.

At April 30, 2007, the cost of investments for federal income tax purposes was $202,077,383; accordingly, accumulated net unrealized appreciation on investments was $7,069,151, consisting of $8,210,721 gross unrealized appreciation and $1,141,570 gross unrealized depreciation.

32

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D
P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2007 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

34

P R O X Y R E S U LT S ( U n a u d i t e d )

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

T h e F u n d 35

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

36

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

T h e F u n d 37

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

38

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

T h e F u n d 39

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Proxy Results
41	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.23% for Class A shares, 4.77% for Class B shares, 4.53% for Class C shares and 5.54% for Class Z shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category, and the average total return for all funds reported in this category was 4.82% for the reporting period.3

Municipal bonds fared relatively well in an environment of moderate economic growth and stabilizing short-term interest rates. The fund underperformed its benchmark,which contains bonds from many states, not just Massachusetts, and does not reflect fund fees and expenses in its results. However, the fund’s Class A, Class B and Class Z shares produced higher returns than the Lipper category average, primarily due to its focus on income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Early in the reporting period, U.S. economic growth was robust, energy prices were rising and the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates. However, conditions changed significantly over the summer of 2006, when weakness in the housing and automobile sectors weighed on the economy, falling energy prices alleviated inflation concerns and the Fed refrained from further rate hikes for the remainder of the reporting period.

As investors’ inflation fears waned, municipal bonds rallied.The market also was supported by supply-and-demand influences, including robust demand for long-term municipal bonds from non-traditional investors such as hedge funds and leveraged institutional accounts.While turmoil in overseas equity markets and the U.S. sub-prime mortgage sector produced heightened market volatility in late February and early March 2007, bond prices subsequently rebounded, erasing previous losses by the reporting period’s end.

Massachusetts took advantage of the economic expansion and rising tax revenues by replenishing its reserves and increasing aid to municipalities. Although the supply of newly issued Massachusetts bonds remained ample, investor demand proved to be robust, putting additional upward pressure on municipal bond prices.

In this environment, we generally maintained the fund’s average duration in a range we considered longer than industry averages, which enabled it to participate more fully in higher income at the longer end of the maturity range. However, as yield differences narrowed well beyond historical norms, we allowed the fund’s average duration to drift toward a neutral position. The fund also benefited from our focus on income-oriented securities, including lower-rated municipal bonds issued on behalf of corporations.

What is the fund’s current strategy?

Recent U.S. economic data have been mixed, with signs of greater economic weakness emerging at the same time that inflation has remained stubbornly above the Fed’s “comfort zone.” As a result, we believe that the Fed is unlikely to change short-term interest rates any time soon. We therefore expect to maintain the fund’s focus on income-oriented securities until we see signs that the Fed is ready to alter its policy stance. In the meantime, we have continued to monitor Massachusetts housing prices for signs of weakness in a market many analysts consider richly valued.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.

The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares.The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/07

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares	10/20/04	5.54%	—	—	3.68%
Class A shares
with maximum sales charge (4.5%)		0.53%	4.08%	4.74%
without sales charge		5.23%	5.04%	5.23%
Class B shares
with applicable redemption charge †		0.77%	4.16%	4.90%
without redemption		4.77%	4.50%	4.90%
Class C shares
with applicable redemption charge ††		3.53%	4.26%	4.42%
without redemption		4.53%	4.26%	4.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.64	$ 7.28	$ 8.37	$ 3.50
Ending value (after expenses)	$1,012.90	$1,011.20	$1,009.20	$1,014.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.66	$ 7.30	$ 8.40	$ 3.51
Ending value (after expenses)	$1,020.18	$1,017.55	$1,016.46	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.46% for Class B, 1.68% for Class C and .70% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.3%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—85.1%
Bellingham
(Insured; AMBAC)	5.00	3/1/17	1,945,000	2,049,174
Bellingham
(Insured; AMBAC)	5.00	3/1/18	2,040,000	2,148,283
Bellingham
(Insured; AMBAC)	5.00	3/1/19	2,140,000	2,253,591
Bellingham
(Insured; AMBAC)	5.00	3/1/20	2,245,000	2,364,165
Boston	5.75	2/1/10	1,000,000 [a]	1,053,790
Boston	5.75	2/1/10	3,945,000 [a]	4,157,202
Boston,
Convention Center Loan,
Special Obligation Bonds
(Insured; AMBAC)	5.00	5/1/16	1,750,000	1,847,877
Boston Industrial Development
Financing Authority, Sewage
Facility Revenue (Harbor
Electric Energy Company
Project)	7.38	5/15/15	1,805,000	1,819,458
Boston Water and Sewer Commission,
Revenue	5.00	11/1/20	2,000,000	2,133,880
Brookline	5.25	4/1/20	3,860,000	4,058,134
Fall River
(Insured; MBIA)	5.25	6/1/10	1,000,000	1,011,270
Greater Lawrence Sanitation
District (Insured; MBIA)	5.75	6/15/10	1,425,000 [a]	1,524,194
Holliston
(Insured; MBIA)	5.25	4/1/20	1,655,000	1,781,243
Holyoke Gas and Electric
Department, Revenue
(Insured; MBIA)	5.38	12/1/15	1,245,000	1,346,791
Hopkinton	5.00	9/1/17	1,735,000	1,832,368
Hopkinton	5.00	9/1/18	1,735,000	1,831,796
Hopkinton	5.00	9/1/19	1,735,000	1,831,796
Hopkinton	5.00	9/1/20	1,735,000	1,831,796
Marblehead	5.00	8/15/23	1,835,000	1,949,357
Marblehead	5.00	8/15/24	1,925,000	2,043,715

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts
(Insured; AMBAC)	6.00	8/1/10	1,500,000	1,605,435
Massachusetts
(Insured; FSA)	5.25	9/1/23	1,000,000	1,140,390
Massachusetts,
Consolidated Loan	5.00	3/1/19	1,640,000	1,751,914
Massachusetts,
Consolidated Loan
(Insured; FSA)	5.13	3/1/12	3,000,000 [a]	3,181,440
Massachusetts,
Consolidated Loan
(Insured; MBIA)	5.38	8/1/12	1,000,000 [a]	1,077,010
Massachusetts,
Federal Highway	5.50	12/15/09	1,000,000	1,045,480
Massachusetts,
Federal Highway, GAN	5.50	6/15/14	1,000,000	1,036,790
Massachusetts Bay Transportation
Authority (General
Transportation Systems)	6.20	3/1/16	2,055,000	2,340,028
Massachusetts Bay Transportation
Authority (General
Transportation Systems)	7.00	3/1/21	1,000,000	1,236,700
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/10	3,000,000 [a]	3,139,980
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.00	7/1/21	2,400,000	2,561,760
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/30	1,495,000	1,554,994
Massachusetts Bay Transportation
Authority, Sales Tax Revenue	5.00	7/1/12	1,000,000 [a]	1,061,820
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.00	7/1/21	1,000,000	1,103,320
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	0.00	7/1/24	6,000,000 [b]	2,712,600
Massachusetts Bay Transportation
Authority, Senior Sales Tax
Revenue (Insured; MBIA)	5.50	7/1/27	3,000,000	3,565,500
Massachusetts College Building
Authority, Project Revenue
(Insured; MBIA)	5.00	5/1/23	1,190,000	1,256,473

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts College Building
Authority, Project Revenue
(Insured; MBIA)	0.00	5/1/26	5,385,000	2,408,172
Massachusetts Development Finance
Agency, Revenue (Assumption
College Issue) (Insured; Radian)	6.00	3/1/30	1,905,000	2,022,577
Massachusetts Development Finance
Agency, Revenue (College of
the Holy Cross Issue)
(Insured; AMBAC)	5.00	9/1/23	1,335,000 [b]	1,438,249
Massachusetts Development Finance
Agency, Revenue (Curry College
Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	1,034,590
Massachusetts Development Finance
Agency, Revenue (Landmark
School Issue) (Insured; Radian)	5.25	6/1/29	1,100,000	1,120,482
Massachusetts Development Finance
Agency, Revenue (Massachusetts
College of Pharmacy and Allied
Health Sciences Issue)	6.75	1/1/10	2,000,000 [a]	2,170,360
Massachusetts Development Finance
Agency, Revenue (Massachusetts
College of Pharmacy and Allied
Health Sciences Issue)	6.38	7/1/23	1,000,000	1,137,360
Massachusetts Development Finance
Agency, Revenue (Mount Holyoke
College Issue)	5.25	7/1/31	5,000,000	5,241,450
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	5.75	6/20/22	600,000	671,916
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	6.00	6/20/44	1,500,000	1,683,765
Massachusetts Development Finance
Agency, RRR (Ogden
Haverhill Project)	5.50	12/1/19	1,200,000	1,243,368
Massachusetts Development Finance
Agency, RRR (SEMASS System)
(Insured; MBIA)	5.63	1/1/14	2,000,000	2,163,460

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	2,056,560
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.70	7/1/11	500,000	503,635
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.00	1/1/13	1,440,000	1,463,213
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.85	7/1/14	345,000	347,753
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	4.70	1/1/27	5,000,000	5,018,950
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; MBIA)	5.13	12/1/14	585,000	586,164
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	7/1/17	1,485,000	1,637,257
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/22	5,100,000	5,491,272
Massachusetts Health and
Educational Facilities
Authority, Revenue (Community
College Program) (Insured; AMBAC)	5.25	10/1/26	2,845,000	2,963,978
Massachusetts Health and
Educational Facilities
Authority, Revenue (Hallmark
Health System Issue) (Insured; FSA)	5.25	7/1/10	2,055,000	2,108,081
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
Pilgrim Health Care Issue)
(Insured; FSA)	5.25	7/1/11	1,675,000	1,712,369

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	6.00	7/1/10	2,500,000 [a]	2,694,525
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	5.00	7/15/22	2,945,000	3,090,542
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	5.13	7/15/37	2,000,000	2,100,880
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.25	7/1/33	5,000,000	5,877,100
Massachusetts Health and
Educational Facilities
Authority, Revenue (Medical
Academic and Scientific
Community Organization Issue)	6.63	1/1/15	2,500,000	2,527,600
Massachusetts Health and
Educational Facilities
Authority, Revenue (Milford
Regional Medical Center Issue)	5.00	7/15/32	2,250,000	2,297,678
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Milford-Whitinsville Regional
Hospital Issue)	6.50	7/15/12	2,250,000 [a]	2,548,957
Massachusetts Health and
Educational Facilities
Authority, Revenue (New
England Medical Center
Hospitals Issue) (Insured;
FGIC)	5.38	5/15/17	1,950,000	2,081,001
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/16	1,520,000	1,653,669

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/17	1,145,000	1,245,691
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.00	7/1/20	1,200,000	1,247,988
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	1,350,000	1,454,773
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)
(Insured; MBIA)	5.13	7/1/11	1,000,000	1,012,220
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Springfield College Issue)
(Insured; Radian)	5.13	10/15/23	1,100,000	1,156,287
Massachusetts Health and
Educational Facilities
Authority, Revenue (The
Schepens Eye Research
Institute, Inc. Issue)
(Insured; ACA)	6.50	7/1/28	2,100,000	2,246,097
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/17	1,700,000	1,937,796
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/18	1,625,000	1,864,541
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.25	2/15/30	2,000,000	2,083,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.25	7/1/25	1,895,000	1,976,011
Massachusetts Health and
Educational Facilities
Authority, Revenue
(UMass Memorial Issue)	5.00	7/1/33	1,070,000	1,086,778
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Williams College Issue)	5.00	7/1/26	1,260,000	1,346,373
Massachusetts Housing Finance
Agency, Housing
Development Revenue
(Insured; MBIA)	5.40	6/1/20	345,000	351,186
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/24	1,620,000	1,666,138
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/26	1,250,000	1,282,550
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/28	2,000,000	2,035,180
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	6/1/30	2,000,000	2,064,300
Massachusetts Housing Finance
Agency, Housing Revenue	5.25	12/1/33	2,000,000	2,062,360
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	6/1/37	3,000,000	3,080,520
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	12/1/37	2,180,000	2,235,786
Massachusetts Industrial
Finance Agency, RRR
(Ogden Haverhill Project)	5.60	12/1/19	2,000,000	2,073,260
Massachusetts Industrial
Finance Agency, Water
Treatment Revenue
(Massachusetts-
American Hingham Project)	6.95	12/1/35	2,790,000	2,828,558

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Nuclear
Project Number 4 Issue)
(Insured; MBIA)	5.25	7/1/14	2,000,000	2,145,000
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Project
Number 6 Issue) (Insured; MBIA)	5.25	7/1/12	1,810,000	1,934,220
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.38	8/1/09	1,710,000 [a]	1,789,088
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.38	8/1/27	3,065,000	3,188,152
Massachusetts Water Pollution
Abatement Trust (Pool Program)	4.38	8/1/36	950,000	931,494
Massachusetts Water Pollution
Abatement Trust, Water
Pollution Abatement Revenue
(Massachusetts Water Resources
Authority Program)	6.00	8/1/14	1,015,000	1,073,616
Massachusetts Water Resources
Authority (Insured; MBIA)	5.20	8/1/11	1,000,000 [a]	1,068,040
Massachusetts Water Resources
Authority (Insured; MBIA)	5.25	8/1/26	2,000,000	2,202,260
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA)	5.25	8/1/21	1,500,000	1,662,330
Medford
(Insured; AMBAC)	5.00	3/15/19	1,155,000	1,216,793
Narragansett Regional School
District, GO (Insured; AMBAC)	6.50	6/1/16	1,205,000	1,314,366
New England Educational Loan
Marketing Corporation, Student
Loan Revenue	6.90	11/1/09	3,000,000	3,000,210
Pittsfield
(Insured; MBIA)	5.13	4/15/22	1,500,000	1,595,865
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA)	5.75	6/15/10	1,000,000 [a]	1,060,680

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA)	5.75	6/15/15	1,500,000	1,589,895
Sandwich
(Insured; MBIA)	5.00	7/15/19	1,000,000	1,084,590
Springfield,
Municipal Purpose Loan
(Insured; FGIC)	5.00	8/1/11	1,000,000 [a]	1,060,240
Triton Regional School District
(Insured; FGIC)	5.25	4/1/19	1,420,000	1,510,539
Triton Regional School District
(Insured; FGIC)	5.25	4/1/20	1,420,000	1,510,539
Westfield
(Insured; FGIC)	6.50	5/1/10	1,750,000 [a]	1,905,033
U.S. Related—13.2%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000 [a]	2,126,680
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000 [a]	2,126,680
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.38	5/15/33	2,045,000	2,141,585
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	1,245,000	1,306,179
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	351,500
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/25	1,500,000	1,613,430
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/26	2,000,000	2,152,820
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/30	2,000,000	2,151,240
Puerto Rico Commonwealth,
Public Improvement (Insured; FSA)	5.25	7/1/14	1,000,000	1,094,470

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth,
Public Improvement
(Insured; XLCA)	5.25	7/1/17	1,460,000	1,628,630
Puerto Rico Electric Power
Authority, Power Revenue	5.13	7/1/29	1,700,000	1,779,407
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.13	7/1/12	1,000,000 [a]	1,079,370
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	0.00	7/1/20	5,000,000	2,807,450
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/18	1,000,000	1,065,010
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/31	2,000,000	2,095,000
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	2,665,000	772,210
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; FGIC)	5.50	7/1/19	1,000,000	1,148,040
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue	5.75	7/1/22	1,900,000	2,198,775
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue
(Insured; AMBAC)	6.25	7/1/15	1,100,000	1,292,324
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	680,000	695,579

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund Loan
Notes (Subordinated
Lien/Capital Program)	5.88	10/1/18	500,000	517,905
Virgin Islands Water and Power
Authority, Electric System
Revenue (Insured; Radian)	5.13	7/1/11	1,000,000	1,024,710
Total Long-Term
Municipal Investments
(cost $237,070,650)				247,688,584

Short-Term Municipal Investment—2.0%

Massachusetts;
Massachusetts,
Consolidated Loan (Liquidity
Facility; Dexia Credit Locale)
(cost $5,100,000)	3.97	5/1/07	5,100,000 [c]	5,100,000

Total Investments (cost $242,170,650)			100.3%	252,788,584
Liabilities, Less Cash and Receivables			(.3%)	(674,263)
Net Assets			100.0%	252,114,321

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	50.8
AA		Aa		AA	25.0
A		A		A	8.8
BBB		Baa		BBB	12.1
F1		MIG1/P1		SP1/A1	2.0
Not Rated [d]		Not Rated [d]		Not Rated [d]	1.3
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	242,170,650	252,788,584
Cash		203,804
Interest receivable		3,632,391
Receivable for shares of Beneficial Interest subscribed		4,422
Prepaid expenses		17,440
		256,646,641

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		144,190
Payable for investment securities purchased		4,136,721
Payable for shares of Beneficial Interest redeemed		160,059
Accrued expenses		91,350
		4,532,320

Net Assets ($)		252,114,321

Composition of Net Assets ($):
Paid-in capital		241,121,325
Accumulated net realized gain (loss) on investments		375,062
Accumulated net unrealized appreciation
(depreciation) on investments		10,617,934

Net Assets ($)		252,114,321

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	49,033,906	3,892,837	3,520,232	195,667,346
Shares Outstanding	4,205,247	334,198	301,654	16,781,645

Net Asset Value Per Share ($)	11.66	11.65	11.67	11.66

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2007

Investment Income ($):
Interest Income	9,571,431
Expenses:
Management fee—Note 3(a)	1,072,134
Shareholder servicing costs—Note 3(c)	306,064
Distribution fees—Note 3(b)	52,570
Registration fees	34,905
Professional fees	28,097
Custodian fees	27,725
Prospectus and shareholders’ reports	15,848
Trustees’ fees and expenses—Note 3(d)	2,117
Loan commitment fees—Note 2	674
Miscellaneous	29,151
Total Expenses	1,569,285
Investment Income-Net	8,002,146

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	608,753
Net unrealized appreciation (depreciation) on investments	3,268,186
Net Realized and Unrealized Gain (Loss) on Investments	3,876,939
Net Increase in Net Assets Resulting from Operations	11,879,085

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	8,002,146	8,178,378
Net realized gain (loss) on investments	608,753	355,500
Net unrealized appreciation
(depreciation) on investments	3,268,186	(5,422,109)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,879,085	3,111,769

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,009,918)	(1,987,149)
Class B shares	(157,804)	(196,150)
Class C shares	(127,689)	(137,851)
Class Z shares	(5,676,900)	(5,846,425)
Net realized gain on investments:
Class A shares	(140,838)	(98,779)
Class B shares	(12,166)	(11,262)
Class C shares	(10,772)	(8,580)
Class Z shares	(365,469)	(282,073)
Total Dividends	(8,501,556)	(8,568,269)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	6,044,925	7,517,958
Class B shares	19,823	213,873
Class C shares	242,638	756,080
Class Z shares	4,249,546	6,319,719
Net assets received in connection
with reorganization—Note 1	61,190,890	—
Dividends reinvested:
Class A shares	1,538,233	1,409,646
Class B shares	94,674	113,194
Class C shares	88,733	95,039
Class Z shares	4,480,017	4,537,431
Cost of shares redeemed:
Class A shares	(8,930,354)	(9,530,208)
Class B shares	(1,457,492)	(1,226,345)
Class C shares	(1,323,315)	(467,860)
Class Z shares	(14,091,868)	(17,367,119)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	52,146,450	(7,628,592)
Total Increase (Decrease) in Net Assets	55,523,979	(13,085,092)

Net Assets ($):
Beginning of Period	196,590,342	209,675,434
End of Period	252,114,321	196,590,342

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class Aa
Shares sold	519,032	637,842
Shares issued for dividends reinvested	131,940	119,871
Shares redeemed	(765,038)	(808,781)
Net Increase (Decrease) in Shares Outstanding	(114,066)	(51,068)

Class B [a]
Shares sold	1,702	18,182
Shares issued for dividends reinvested	8,123	9,629
Shares redeemed	(125,102)	(104,474)
Net Increase (Decrease) in Shares Outstanding	(115,277)	(76,663)

Class C
Shares sold	20,734	64,204
Shares issued for dividends reinvested	7,597	8,077
Shares redeemed	(113,868)	(39,752)
Net Increase (Decrease) in Shares Outstanding	(85,537)	32,529

Class Z
Shares sold	364,842	536,924
Shares issued in connection
with reorganization—Note1	5,383,966	—
Shares issued for dividends reinvested	383,788	385,822
Shares redeemed	(1,208,407)	(1,477,325)
Net Increase (Decrease) in Shares Outstanding	4,924,189	(554,579)

a During the period ended April 30, 2007, 40,513 Class B shares representing $474,253, were automatically converted to 40,467 Class A shares and during the period ended April 30, 2006, 26,311 Class B shares representing $310,909 were automatically converted to 26,284 Class A shares.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.56	11.87	11.50	11.80	11.30
Investment Operations:
Investment income—net [a]	.47	.46	.46	.46	.50
Net realized and unrealized
gain (loss) on investments	.12	(.29)	.39	(.21)	.50
Total from Investment Operations	.59	.17	.85	.25	1.00
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.46)	(.46)	(.50)
Dividends from net realized
gain on investments	(.03)	(.02)	(.02)	(.09)	—
Total Distributions	(.49)	(.48)	(.48)	(.55)	(.50)
Net asset value, end of period	11.66	11.56	11.87	11.50	11.80

Total Return (%) [b]	5.23	1.48	7.54	2.15	9.04

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.92	.97	.99	.98
Ratio of net expenses
to average net assets	.92	.92	.97	.99	.98
Ratio of net investment income
to average net assets	3.99	3.92	3.96	3.94	4.35
Portfolio Turnover Rate	30.97	34.00	43.92	46.61	70.83

Net Assets, end of period ($ x 1,000)	49,034	49,913	51,884	50,624	56,826

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.54	11.86	11.50	11.80	11.29
Investment Operations:
Investment income—net [a]	.40	.40	.40	.40	.44
Net realized and unrealized
gain (loss) on investments	.14	(.30)	.38	(.21)	.51
Total from Investment Operations	.54	.10	.78	.19	.95
Distributions:
Dividends from investment income—net	(.40)	(.40)	(.40)	(.40)	(.44)
Dividends from net realized
gain on investments	(.03)	(.02)	(.02)	(.09)	—
Total Distributions	(.43)	(.42)	(.42)	(.49)	(.44)
Net asset value, end of period	11.65	11.54	11.86	11.50	11.80

Total Return (%) [b]	4.77	.86	6.89	1.62	8.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.45	1.49	1.51	1.48
Ratio of net expenses
to average net assets	1.45	1.45	1.49	1.51	1.48
Ratio of net investment income
to average net assets	3.47	3.39	3.44	3.41	3.80
Portfolio Turnover Rate	30.97	34.00	43.92	46.61	70.83

Net Assets, end of period ($ x 1,000)	3,893	5,188	6,239	6,990	6,944

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.56	11.88	11.51	11.82	11.31
Investment Operations:
Investment income—net [a]	.38	.37	.37	.38	.41
Net realized and unrealized
gain (loss) on investments	.14	(.30)	.39	(.23)	.52
Total from Investment Operations	.52	.07	.76	.15	.93
Distributions:
Dividends from investment income—net	(.38)	(.37)	(.37)	(.37)	(.42)
Dividends from net realized
gain on investments	(.03)	(.02)	(.02)	(.09)	—
Total Distributions	(.41)	(.39)	(.39)	(.46)	(.42)
Net asset value, end of period	11.67	11.56	11.88	11.51	11.82

Total Return (%) [b]	4.53	.64	6.74	1.29	8.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	1.66	1.72	1.74	1.71
Ratio of net expenses
to average net assets	1.67	1.66	1.71	1.74	1.71
Ratio of net investment income
to average net assets	3.24	3.18	3.20	3.15	3.50
Portfolio Turnover Rate	30.97	34.00	43.92	46.61	70.83

Net Assets, end of period ($ x 1,000)	3,520	4,478	4,214	3,680	2,532

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended April 30,

Class Z Shares	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	11.55	11.87	11.88
Investment Operations:
Investment income—net [b]	.48	.48	.25
Net realized and unrealized
gain (loss) on investments	.15	(.30)	.01
Total from Investment Operations	.63	.18	.26
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.25)
Dividends from net realized gain on investments	(.03)	(.02)	(.02)
Total Distributions	(.52)	(.50)	(.27)
Net asset value, end of period	11.66	11.55	11.87

Total Return (%)	5.54	1.56	2.23[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.76	.77[d]
Ratio of net expenses to average net assets	.71	.75	.76[d]
Ratio of net investment income
to average net assets	4.20	4.09	4.07[d]
Portfolio Turnover Rate	30.97	34.00	43.92

Net Assets, end of period ($ x 1,000)	195,667	137,011	147,338

[a]	From October 20, 2004 (commencement of initial offering) to April 30, 2005.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the Massachusetts Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

As of the close of business on April 24, 2007, pursuant to an Agreement and Plan of reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Massachusetts Intermediate Municipal Bond Fund were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Dreyfus Massachusetts Intermediate Municipal Bond Fund received Class Z shares of the fund, in a amount equal to the aggregate net asset value of their investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund at the time of the exchange.The fund’s net asset value on the close of business on April 24, 2007 was $11.66 per share for class Z shares, and a total of 5,383,966 Class Z shares representing net assets of $61,190,890 (including $1,598,499 net unrealized depreciation on investments) were issued to shareholders of

Dreyfus Massachusetts Intermediate Municipal Bond Fund in the exchange.The exchange was a tax-free event to Dreyfus Massachusetts Intermediate Municipal Bond Fund shareholders.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $38,333, undistributed capital gains $305,191 and unrealized appreciation $10,687,805.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006, were as follows: tax exempt income $7,972,311 and $8,167,575, ordinary income $94,568 and $227,981 and long-term capital gains $434,677 and $172,713, respectively.

During the period ended April 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $29,835 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions.

In connection therewith, the fund has agreed to pay commitment on its pro rata portion of the Facility. Interest is charged to the based on prevailing market rates in effect at the time of borrowing During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $1,682 from commissions earned on sales of the fund’s Class A shares and $15,081 and $357 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $22,867 and $29,703, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $126,552, $11,434, and $9,901, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2007, Class Z shares were charged $65,519 pursuant to the Shareholders Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $61,211 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $111,512, Rule 12b-1 distribution plan fees $3,849, shareholders services plan fees $14,922, chief compliance officer fees $3,407 and transfer agency per account fees $10,500.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A .10% redemption fee is charged and retained by the fund on certain Class Z shares redeemed within thirty days of their issuance.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $108,287,359 and $60,950,317, respectively.

At April 30,2007,the cost of investments for federal income tax purposes was $242,100,779; accordingly, accumulated net unrealized appreciation on investments was $10,687,805, consisting of $10,805,837 gross unrealized appreciation and $118,032 gross unrealized depreciation.

The Fund 37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2007:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

—the fund hereby designates $.0262 per share as a long-term capital gain distribution and $.0057 per share as a short-term capital gain distribution of the $.0319 per share paid on December 15, 2006.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

The Fund 39

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L.Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2004.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 45

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Proxy Results
32	Board Members Information
35	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.71% for Class A shares, 5.05% for Class B shares and 4.86% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Michigan Municipal Debt Funds category,and the average total return for all funds reported in this category was 4.74% for the reporting period.3

Municipal bonds fared relatively well over the reporting period in an environment of slowing economic growth and stable interest rates.The fund produced higher returns than its Lipper category average, and was generally in line with the Index, mainly due to our focus on income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Michigan state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds rallied over much of the reporting period as the rate of U.S.economic growth slowed and investors became less concerned about inflation.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook when it refrained from changing short-term interest rates between July 2006 and the end of the reporting period.

However, heightened market volatility in May 2006 and late February 2007 offset most of the market’s gains.Volatility early in the reporting period was the result of intensifying inflation concerns, while a sell-off in the first quarter of 2007 was due to turmoil in global equity markets and the U.S. sub-prime mortgage sector. Consequently, the majority of the fund’s returns over the reporting period were derived from current income.

Favorable supply-and-demand factors in the national market generally put upward pressure on municipal bond prices, as an increased volume of newly issued securities was readily absorbed by robust investor demand. Although some states continued to receive more tax revenue than originally projected in the slowing economy, Michigan was relatively hard-hit by weakness in the automotive sector, softening housing markets and the sub-prime mortgage debacle.Two of the bond rating agencies issued downgrades of Michigan’s credit rating during the reporting period, and another changed its outlook to negative.

As the municipal bond market rallied, we allowed the fund’s average duration to drift from a longer-than-average position to one that was

4

slightly shorter than industry averages, effectively adopting a more defensive investment posture. We also maintained an emphasis on income-oriented securities, including seasoned core holdings that were acquired when yields were higher than are available today.Some of those holdings were scheduled for early redemption by their issuers, with cash placed in escrow to do so, effectively boosting prices of the affected bonds. Zero-coupon municipal bonds also contributed positively to the fund’s relative performance.

What is the fund’s current strategy?

Recent economic and inflation data have been mixed, suggesting to us that the Fed is likely to leave short-term interest rates unchanged for some time before eventually reducing them. We therefore have maintained our focus on income-oriented bonds, and we may increase the fund’s average duration to position it for an eventual Fed ease. In addition, slowing U.S. economic growth has made us more acutely aware of credit risks, and we have continued to emphasize higher-quality securities.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Michigan residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Michigan Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Michigan municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.92%	3.62%	4.52%
without sales charge			5.71%	4.58%	4.99%
Class B shares
with applicable redemption charge †			1.05%	3.69%	4.69%
without redemption			5.05%	4.03%	4.69%
Class C shares
with applicable redemption charge ††			3.86%	3.82%	4.22%
without redemption			4.86%	3.82%	4.22%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.79		$ 8.53	$ 9.47
Ending value (after expenses)	$1,014.20		$1,010.80	$1,009.90

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.81	$ 8.55	$ 9.49
Ending value (after expenses)	$1,019.04	$1,016.31	$1,015.37

† Expenses are equal to the fund’s annualized expense ratio of 1.16% for Class A, 1.71% for Class B and 1.90% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T O F I N V E S T M E N T S

A p r i l 3 0 , 2 0 0 7

Long-Term Municipal	Coupon	Maturity	Principal
Investments—103.5%	Rate (%)	Date	Amount ($)	Value ($)

Michigan—101.7%
Allegan Hospital Finance
Authority, HR (Allegan
General Hospital)	6.88	11/15/17	4,460,000	4,750,346
Allen Park Public Schools,
GO—Unlimited Tax (Insured; FSA)	4.25	5/1/33	2,250,000	2,176,020
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000	6,083,200
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	3,800,000	2,204,988
Detroit,
Water Supply System Revenue
(Insured; FGIC)	5.75	7/1/11	4,000,000 [a]	4,345,800
Detroit,
Water Supply System Revenue
(Insured; MBIA)	5.00	7/1/34	5,365,000	5,582,497
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,200,000	1,210,872
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000	1,221,075
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000	1,195,050
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	3,500,000	3,640,630
Dickinson County Healthcare
System, HR (Insured; ACA)	5.50	11/1/13	2,515,000	2,629,030
Dickinson County Healthcare
System, HR (Insured; ACA)	5.70	11/1/18	1,800,000	1,882,710
Fowlerville Community Schools,
School Building and Site Bonds
(Insured; MBIA)	5.60	5/1/07	2,995,000 [a]	2,995,150
Grand Valley State University,
Revenue (Insured; FGIC)	5.25	12/1/10	3,000,000 [a]	3,157,290
Huron Valley School District,
GO—Unlimited Tax (Insured; FGIC)	0.00	5/1/18	6,270,000	3,997,501

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	2,000,000	2,302,500
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	2,000,000	2,234,740
Michigan Higher Education
Facilities Authority, LOR
(Hillsdale College Project)	5.00	3/1/35	1,200,000	1,236,684
Michigan Higher Education Student
Loan Authority, Student Loan
Revenue (Insured; AMBAC)	5.20	9/1/20	1,540,000	1,606,420
Michigan Hospital Finance
Authority, HR (Detroit
Medical Center)	8.13	8/15/12	75,000	75,134
Michigan Hospital Finance
Authority, Revenue (Trinity Health
Credit Group) (Insured; AMBAC)	6.00	12/1/27	3,500,000	3,772,895
Michigan Housing Development
Authority, Limited Obligation
MFHR (Deaconess Tower
Apartments) (Collateralized; GNMA)	5.25	2/20/48	1,270,000	1,304,227
Michigan Housing Development
Authority, Rental Housing
Revenue (Insured; FSA)	5.20	10/1/42	2,500,000	2,578,350
Michigan Municipal Bond Authority,
Clean Water Revolving
Fund Revenue	5.375	10/1/21	10,200,000 [b,c]	10,992,744
Michigan Strategic Fund,
LOR (NSF International Project)	5.13	8/1/19	700,000	731,710
Michigan Strategic Fund,
LOR (NSF International Project)	5.25	8/1/26	1,000,000	1,048,180
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	1,250,000	1,313,488
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	2,400,000	2,400,072

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; FGIC)	6.95	9/1/22	2,000,000	2,621,120
Pontiac Tax Increment Finance
Authority, Revenue	6.38	6/1/31	3,170,000	3,396,940
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000	4,454,319
Stockbridge Community Schools,
School Building and Site Bonds
(GO—Unlimited Tax)	5.50	5/1/10	600,000 [a]	630,864
Sturgis Public School District,
School Building and Site Bonds
(GO—Unlimited Tax)	5.63	5/1/10	5,085,000 [a]	5,364,472
Summit Academy North,
Public School Academy Revenue	5.50	11/1/35	1,500,000	1,514,700
Wayne County Airport Authority,
Revenue (Detroit Metropolitan
Wayne County Airport)
(Insured; MBIA)	5.25	12/1/25	2,500,000	2,674,475
U.S. Related—1.8%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	351,500
Puerto Rico Ports Authority,
Special Facilities Revenue
(American Airlines, Inc. Project)	6.30	6/1/23	1,410,000	1,410,874

Total Investments (cost $94,148,750)			103.5%	101,088,567

Liabilities, Less Cash and Receivables			(3.5%)	(3,386,673)

Net Assets			100.0%	97,701,894

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, this security amounted to $10,992,744 or 11.3% of net assets.
[c] Collateral for floating rate borrowings.
T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	61.9
AA		Aa		AA	6.3
A		A		A	7.8
BBB		Baa		BBB	6.2
BB		Ba		BB	4.2
B		B		B	1.5
Not Rated [d]		Not Rated [d]		Not Rated [d]	12.1
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

T h e F u n d 13

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S
A p r i l 3 0 , 2 0 0 7

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		94,148,750	101,088,567
Cash			217,343
Interest receivable			1,701,547
Receivable for shares of Beneficial Interest subscribed			4,331
Prepaid expenses			12,225
			103,024,013

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			82,079
Payable for floating notes issued			5,100,000
Payable for shares of Beneficial Interest redeemed			64,449
Interest and related expenses			17,217
Accrued expenses			58,374
			5,322,119

Net Assets ($)			97,701,894

Composition of Net Assets ($):
Paid-in capital			90,737,295
Accumulated net realized gain (loss) on investments			24,782
Accumulated net unrealized appreciation
(depreciation) on investments			6,939,817

Net Assets ($)			97,701,894

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	91,226,097	2,166,589	4,309,208
Shares Outstanding	6,014,949	142,884	284,058

Net Asset Value Per Share ($)	15.17	15.16	15.17

See notes to financial statements.

14

S TAT E M E N T O F O P E R AT I O N S
Ye a r E n d e d A p r i l 3 0 , 2 0 0 7

Investment Income ($):
Interest Income	5,408,060
Expenses:
Management fee—Note 3(a)	558,974
Shareholder servicing costs—Note 3(c)	320,388
Interest expense	199,063
Distribution fees—Note 3(b)	52,495
Professional fees	27,198
Registration fees	23,662
Custodian fees	18,065
Prospectus and shareholders’ reports	14,851
Trustees’ fees and expenses—Note 3(d)	2,464
Loan commitment fees—Note 2	482
Miscellaneous	17,409
Total Expenses	1,235,051
Less—reduction in custody fees due
to earnings credits—Note 1(b)	(12,123)
Net Expenses	1,222,928
Investment Income—Net	4,185,132

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	721,849
Net realized gain (loss) on financial futures	(106,843)
Net Realized Gain (Loss)	615,006
Net unrealized appreciation (depreciation) on investments	809,868
Net Realized and Unrealized Gain (Loss) on Investments	1,424,874
Net Increase in Net Assets Resulting from Operations	5,610,006

See notes to financial statements.

T h e F u n d 15

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	4,185,132	4,456,925
Net realized gain (loss) on investments	615,006	219,855
Net unrealized appreciation
(depreciation) on investments	809,868	(2,346,648)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,610,006	2,330,132

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,903,982)	(4,094,517)
Class B shares	(108,672)	(175,223)
Class C shares	(171,716)	(186,464)
Net realized gain on investments:
Class A shares	(117,435)	—
Class B shares	(3,433)	—
Class C shares	(6,281)	—
Total Dividends	(4,311,519)	(4,456,204)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	3,699,124	4,084,813
Class B shares	4,119	70,258
Class C shares	395,433	553,693
Dividends reinvested:
Class A shares	2,627,725	2,491,153
Class B shares	55,532	83,362
Class C shares	113,552	116,486
Cost of shares redeemed:
Class A shares	(13,116,836)	(10,063,675)
Class B shares	(1,861,070)	(2,263,470)
Class C shares	(1,867,816)	(545,842)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(9,950,237)	(5,473,222)
Total Increase (Decrease) in Net Assets	(8,651,750)	(7,599,294)

Net Assets ($):
Beginning of Period	106,353,644	113,952,938
End of Period	97,701,894	106,353,644

16

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	244,281	267,963
Shares issued for dividends reinvested	173,263	163,658
Shares redeemed	(865,079)	(661,631)
Net Increase (Decrease) in Shares Outstanding	(447,535)	(230,010)

Class B [a]
Shares sold	273	4,626
Shares issued for dividends reinvested	3,666	5,473
Shares redeemed	(123,171)	(148,186)
Net Increase (Decrease) in Shares Outstanding	(119,232)	(138,087)

Class C
Shares sold	26,132	36,233
Shares issued for dividends reinvested	7,488	7,653
Shares redeemed	(123,336)	(35,776)
Net Increase (Decrease) in Shares Outstanding	(89,716)	8,110

[a]	During the period ended April 30, 2007, 52,651 Class B shares representing $794,800 were automatically converted to 52,644 Class A shares and during the period ended April 30, 2006, 46,889 Class B shares representing $716,503 were automatically converted to 46,877 Class A shares.
See notes to financial statements.

T h e F u n d 17

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.98	15.28	14.95	15.51	15.07
Investment Operations:
Investment income—net [a]	.63	.62	.65	.68	.72
Net realized and unrealized
gain (loss) on investments	.21	(.30)	.33	(.56)	.44
Total from Investment Operations	.84	.32	.98	.12	1.16
Distributions:
Dividends from investment income—net	(.63)	(.62)	(.65)	(.68)	(.72)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.65)	(.62)	(.65)	(.68)	(.72)
Net asset value, end of period	15.17	14.98	15.28	14.95	15.51

Total Return (%) [b]	5.71	2.11	6.68	.72	7.85

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.11[c]	1.09[c]	1.06[c]	1.08[c]
Ratio of net expenses
to average net assets	1.15	1.10[c]	1.09[c]	1.06[c]	1.08[c]
Ratio of net investment income
to average net assets	4.17	4.08	4.30	4.39	4.70
Portfolio Turnover Rate	10.45	17.78	21.12	20.76	27.03

Net Assets, end of period ($ x 1,000)	91,226	96,826	102,251	104,551	116,844

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.98	15.28	14.95	15.51	15.06
Investment Operations:
Investment income—net [a]	.54	.54	.57	.60	.64
Net realized and unrealized
gain (loss) on investments	.21	(.30)	.33	(.56)	.45
Total from Investment Operations	.75	.24	.90	.04	1.09
Distributions:
Dividends from investment income—net	(.55)	(.54)	(.57)	(.60)	(.64)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.57)	(.54)	(.57)	(.60)	(.64)
Net asset value, end of period	15.16	14.98	15.28	14.95	15.51

Total Return (%) [b]	5.05	1.58	6.14	.21	7.38

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	1.65[c]	1.62[c]	1.56[c]	1.58[c]
Ratio of net expenses
to average net assets	1.70	1.63[c]	1.61[c]	1.56[c]	1.58[c]
Ratio of net investment income
to average net assets	3.62	3.55	3.81	3.88	4.18
Portfolio Turnover Rate	10.45	17.78	21.12	20.76	27.03

Net Assets, end of period ($ x 1,000)	2,167	3,926	6,114	9,347	11,449

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

T h e F u n d 19

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.99	15.28	14.96	15.51	15.07
Investment Operations:
Investment income—net [a]	.52	.51	.54	.56	.60
Net realized and unrealized
gain (loss) on investments	.20	(.29)	.32	(.55)	.45
Total from Investment Operations	.72	.22	.86	.01	1.05
Distributions:
Dividends from investment income—net	(.52)	(.51)	(.54)	(.56)	(.61)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.54)	(.51)	(.54)	(.56)	(.61)
Net asset value, end of period	15.17	14.99	15.28	14.96	15.51

Total Return (%) [b]	4.86	1.44	5.84	.06	7.07

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.84[c]	1.82[c]	1.78[c]	1.81[c]
Ratio of net expenses
to average net assets	1.89	1.82[c]	1.82[c]	1.78[c]	1.81[c]
Ratio of net investment income
to average net assets	3.44	3.35	3.59	3.66	3.93
Portfolio Turnover Rate	10.45	17.78	21.12	20.76	27.03

Net Assets, end of period ($ x 1,000)	4,309	5,602	5,588	6,885	7,508

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

20

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the Michigan Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (‘Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri-

22

marily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a

T h e F u n d 23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $44,402, undistributed capital gains $20,958 and unrealized appreciation $6,943,641.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $4,184,370 and $4,456,204 and long-term capital gains $127,149 and $0, respectively.

24

During the period ended April 30, 2007, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $762 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $1,737 from commissions earned on sales of the fund’s Class A shares and $16,415 and $698 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $15,009 and $37,486, respectively, pursuant to the Plan.

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $234,079, $7,505 and $12,495, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $48,577 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $43,808, Rule 12b-1 distribution plan fees $3,543, shareholder services plan fees $20,003, chief compliance officer fees $3,407 and transfer agency per account fees $11,318.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during

26

the period ended April 30, 2007, amounted to $10,917,580 and $19,341,339, respectively.

The fund may purchase floating rate notes. A floating rate note is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

At April 30, 2007, the cost of investments for federal income tax purposes was $89,044,926; accordingly, accumulated net unrealized appreciation on investments was $6,943,641, consisting of $6,945,822 gross unrealized appreciation and $2,181 gross unrealized depreciation.

NOTE 5—Restatement:

Subsequent to the issuance of the October 31, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale treatment under Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The correction of the above item resulted in the restatement of the ratio of total and net expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.97%	.96%	.95%	.95%
As restated	1.11%	1.09%	1.06%	1.08%
Class B shares:
As previously reported	1.51%	1.49%	1.45%	1.45%
As restated	1.65%	1.62%	1.56%	1.58%
Class C shares:
As previously reported	1.70%	1.69%	1.67%	1.68%
As restated	1.84%	1.82%	1.78%	1.81%

Ratio of Net Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.96%	.96%	.95%	.95%
As restated	1.10%	1.09%	1.06%	1.08%
Class B shares:
As previously reported	1.49%	1.48%	1.45%	1.45%
As restated	1.63%	1.61%	1.56%	1.58%
Class C shares:
As previously reported	1.68%	1.69%	1.67%	1.68%
As restated	1.82%	1.82%	1.78%	1.81%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

28

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D
P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

T h e F u n d 29

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2007:

—all the dividends paid from investment income-net are “exempt-interest dividends”(not generally subject to regular federal and, for individuals who are Michigan residents, Michigan personal income taxes), and

—the fund hereby designates $.0195 per share as a long-term capital gain distribution per share paid on December 15, 2006.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

30

P R O X Y R E S U LT S ( U n a u d i t e d )

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders.

In addition Clifford L. Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

T h e F u n d 31

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

32

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

T h e F u n d 33

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

34

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

T h e F u n d 35

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Proxy Results
34	Board Members Information
37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund,Minnesota Series,covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.44% for Class A shares, 4.98% for Class B shares and 4.72% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category,and the average total return for all funds reported in this category was 4.88% for the reporting period.3

Municipal bonds fared relatively well over the reporting period in an environment of slowing economic growth and stable interest rates.The fund’s returns trailed its benchmark, which contains bonds from many states, not just Minnesota, and does not reflect fund fees and expenses in its returns. However, the fund’s Class A and Class B shares produced higher returns than the Lipper category average, mainly due to our focus on income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds rallied over much of the reporting period as the rate of U.S.economic growth slowed and investors became less concerned about inflation.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook when it refrained from changing short-term interest rates between July 2006 and the end of the reporting period.

However, heightened market volatility in May 2006 and late February 2007 offset most of the market’s gains.Volatility early in the reporting period was the result of intensifying inflation concerns, while a sell-off in the first quarter of 2007 was due to turmoil in global equity markets and the U.S. sub-prime mortgage sector. Consequently, the majority of the fund’s returns over the reporting period were derived from current income.

Favorable supply-and-demand factors in the national market generally put upward pressure on municipal bond prices, as an increased volume of newly issued securities was readily absorbed by robust investor demand. Although some states were relatively hard-hit by softening housing markets and the sub-prime mortgage debacle, others including Minnesota continued to receive more tax revenue than originally projected, maintaining sound fiscal conditions and a stable credit rating.

4

As the municipal bond market rallied, we allowed the fund’s average duration to drift from a roughly neutral position to one that was slightly shorter than industry averages, effectively adopting a more defensive investment posture.We also maintained an emphasis on income-oriented securities, including seasoned core holdings that were acquired when yields were higher than are available today. Some of those holdings were scheduled for early redemption by their issuers, with cash placed in escrow to do so, effectively boosting prices of the affected bonds.

What is the fund’s current strategy?

Recent economic and inflation data have been mixed, suggesting to us that the Fed is likely to leave short-term interest rates unchanged for some time before eventually reducing them. We therefore have maintained our focus on income-oriented bonds, and we may increase the fund’s average duration to position it for an eventual Fed ease. In addition, slowing U.S. economic growth has made us more acutely aware of credit risks, and we have continued to emphasize higher-quality securities.

May 15, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Minnesota Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Minnesota municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.73%	4.24%	4.68%
without sales charge			5.44%	5.20%	5.16%
Class B shares
with applicable redemption charge †			0.98%	4.34%	4.83%
without redemption			4.98%	4.68%	4.83%
Class C shares
with applicable redemption charge ††			3.72%	4.42%	4.34%
without redemption			4.72%	4.42%	4.34%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.45		$ 7.94	$ 9.18
Ending value (after expenses)	$1,015.80		$1,013.20	$1,011.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.46	$ 7.95	$ 9.20
Ending value (after expenses)	$1,019.39	$1,016.91	$1,015.67

† Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.59% for Class B and 1.84% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—100.9%	Rate (%)	Date	Amount ($)	Value ($)

Andover Economic Development
Authority, Public Facility LR
(City of Andover
Community Center)	5.20	2/1/34	885,000	944,817
Andover Economic Development
Authority, Public Facility LR
(City of Andover
Community Center)	5.20	2/1/34	615,000	657,318
Anoka County,
SWDR (United Power Association
Project) (Guaranteed; National
Rural Utilities Cooperative
Finance Corporation)	6.95	12/1/08	1,140,000	1,171,840
Bloomington Independent School
District Number 271 (Minnesota
School District Credit Enhancement
Program) (Insured; FSA)	5.13	2/1/24	2,000,000	2,117,240
Chaska,
Electric Revenue	6.00	10/1/10	3,000,000 [a]	3,221,100
Chaska,
Electric Revenue	5.00	10/1/30	1,035,000	1,075,675
Columbia Heights,
MFHR (Crest View ONDC 1
Project) (Collateralized; GNMA)	6.63	4/20/43	1,500,000	1,643,190
Cottage Grove,
Senior Housing Revenue
(PHS/Cottage Grove, Inc. Project)	5.25	12/1/46	1,500,000	1,525,260
Dakota County Community
Development Agency, MFHR
(Grande Market Place Project)
(Collateralized; GNMA)	5.40	11/20/43	3,000,000	3,090,450
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	996,345	1,060,121
Duluth Economic Development
Authority, Health Care
Facilities Revenue (Saint
Luke’s Hospital)	7.25	6/15/32	3,000,000	3,317,760

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lake Superior Independent School
District Number 381 (Minnesota
School District Credit Enhancement
Program) (Insured; FSA)	5.00	4/1/20	2,510,000	2,666,197
Lake Superior Independent School
District Number 381 (Minnesota
School District Credit Enhancement
Program) (Insured; FSA)	5.00	4/1/21	2,640,000	2,804,287
Lakeville Independent School
District Number 194 (Minnesota
School District Credit Enhancement
Program) (Insured; FGIC)	5.50	2/1/24	8,700,000	9,450,288
Mahtomedi Independent School
District Number 832 (Minnesota
School District Credit Enhancement
Program) (Insured; MBIA)	0.00	2/1/17	1,275,000	860,625
Minneapolis	0.00	12/1/14	1,825,000	1,361,468
Minneapolis,
Health Care Facilities Revenue
(Shelter Care Foundation Project)	6.00	4/1/10	300,000	301,095
Minneapolis,
Health Care Facilities Revenue
(Shelter Care Foundation Project)	6.50	4/1/29	1,000,000	990,710
Minneapolis,
Revenue (Blake School Project)	5.45	9/1/21	2,000,000	2,097,800
Minneapolis,
Tax Increment Revenue (Saint
Anthony Falls Project)	5.75	2/1/27	1,000,000	1,034,060
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/18	1,000,000	1,090,280
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/20	2,290,000	2,492,642
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Airport Revenue
(Insured; FGIC)	5.75	1/1/10	4,995,000 [a]	5,299,995

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota,
Duluth Airport Revenue	6.25	8/1/14	2,240,000	2,287,958
Minnesota,
Retirement System
Building Revenue	6.00	6/1/30	1,475,000	1,568,161
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	3,850,000 [a]	4,217,945
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	150,000	161,693
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/22	1,130,000	1,214,626
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/27	1,750,000	1,884,943
Minnesota Higher Education
Facilities Authority, Revenue
(Augsburg College)	5.00	5/1/36	1,500,000	1,545,870
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/20	3,490,000	3,597,597
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/37	990,000	1,016,928
Minnesota Housing Finance Agency,
SFMR	5.80	1/1/19	945,000	970,893
Minnesota Housing Finance Agency,
SFMR (Insured; MBIA)	5.45	1/1/22	490,000	509,164
Northern Municipal Power Agency,
Electric System Revenue
(Insured; FSA)	5.40	1/1/16	10,000,000 [b,c]	10,467,650
Northfield,
HR	6.00	11/1/11	2,000,000 [a]	2,182,680
Northfield,
HR	5.38	11/1/31	2,240,000	2,358,317

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ramsey,
LR (Pact Charter School Project)	6.75	12/1/33	1,000,000	1,079,660
Rosemount-Apple Valley-Eagan
Independent School District
Number 196 (Minnesota School
District Credit Enhancement
Program) (Insured; MBIA)	0.00	4/1/14	2,960,000	2,259,664
Saint Cloud Housing and
Redevelopment Authority,
Revenue (State University
Foundation Project)	5.13	5/1/18	1,500,000	1,578,750
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	1,500,000	1,656,285
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project) (Insured; ACA)	5.70	11/1/15	2,000,000	2,053,740
Saint Paul Housing and
Redevelopment Authority, MFHR
(Wellington Project)
(Collateralized; FHLMC)	5.10	2/1/24	2,000,000	2,053,300
Saint Paul Housing and
Redevelopment Authority,
Parking Revenue (Block 19
Ramp) (Insured; FSA)	5.25	8/1/23	3,395,000	3,578,024
Saint Paul Port Authority,
Hotel Facility Revenue
(Radisson Kellogg Project)	7.38	8/1/08	2,850,000 [a]	3,058,677
Southern Municipal Power Agency,
Power Supply System Revenue
(Insured; MBIA)	0.00	1/1/25	4,505,000	2,106,042
Southern Municipal Power Agency,
Power Supply System Revenue
(Insured; MBIA)	0.00	1/1/26	4,625,000	2,067,283
Todd, Morrison, Cass and Wadena
Counties United Hospital
District, Health Care Facility
Revenue (Lakewood Health System)	5.00	12/1/21	1,000,000	1,025,650

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington County Housing and
Redevelopment Authority,
Annual Appropriation Limited
Tax and Gross Revenue
(Insured; MBIA)	5.50	2/1/32	2,000,000	2,118,340
Washington County Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project) (Insured; ACA)	5.38	11/15/18	2,215,000	2,264,527
Willmar,
HR (Rice Memorial Hospital
Project) (Insured; FSA)	5.00	2/1/32	4,000,000	4,177,360
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/34	2,500,000	2,725,325
Total Long-Term Municipal Investments
(cost $111,317,821)				118,061,270

Short-Term Municipal
Investments—1.9%

Minnesota Higher Education
Facilities Authority, Revenue
(Saint Olaf College) (LOC;
Bank of Montreal)	4.03	5/1/07	500,000 [d]	500,000
Saint Paul Port Authority,
Revenue (Amherst H. Wilder
Foundation Project) (LOC; The
Bank of New York)	4.00	5/1/07	1,700,000 [d]	1,700,000
Total Short-Term Municipal Investments
(cost $2,200,000)				2,200,000

Total Investments (cost $113,517,821)			102.8%	120,261,270

Liabilities, Less Cash and Receivables			(2.8%)	(3,288,870)

Net Assets			100.0%	116,972,400

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, this security amounted to $10,467,650 or 8.9% of net assets.
[c] Collateral for floating rate borrowings.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	46.0
AA		Aa		AA	6.2
A		A		A	18.2
BBB		Baa		BBB	13.1
BB		Ba		BB	2.9
F1		MIG1/P1		SP1/A1	1.9
Not Rated [e]		Not Rated [e]		Not Rated [e]	11.7
					100.0

† Based on total investments.

e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	113,517,821	120,261,270
Interest receivable		1,804,202
Receivable for shares of Beneficial Interest subscribed		238,982
Prepaid expenses		11,972
		122,316,426

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		96,812
Cash overdraft due to Custodian		106,624
Payable for floating rate note issued		5,000,000
Interest and related expenses payable		64,436
Payable for shares of Beneficial Interest redeemed		39,125
Accrued expenses		37,029
		5,344,026

Net Assets ($)		116,972,400

Composition of Net Assets ($):
Paid-in capital		110,253,797
Accumulated net realized gain (loss) on investments		(24,846)
Accumulated net unrealized appreciation
(depreciation) on investments		6,743,449

Net Assets ($)		116,972,400

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	103,736,757	9,088,111	4,147,532
Shares Outstanding	6,769,412	592,092	270,243

Net Asset Value Per Share ($)	15.32	15.35	15.35

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended April 30, 2007

Investment Income ($):
Interest Income	6,194,839
Expenses:
Management fee—Note 3(a)	646,845
Shareholder servicing costs—Note 3(c)	346,694
Interest and related expenses	197,113
Distribution fees—Note 3(b)	80,446
Professional fees	28,651
Registration fees	22,004
Custodian fees	18,324
Prospectus and shareholders’ reports	9,298
Trustees’ fees and expenses—Note 3(d)	3,148
Loan commitment fees—Note 2	527
Miscellaneous	18,766
Total Expenses	1,371,816
Less—reduction in custody fees due
to earnings credits—Note 1(b)	(12,176)
Net Expenses	1,359,640
Investment Income—Net	4,835,199

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	90,682
Net realized gain (loss) on financial futures	(115,728)
Net Realized Gain (Loss)	(25,046)
Net unrealized appreciation (depreciation) on investments	1,421,853
Net Realized and Unrealized Gain (Loss) on Investments	1,396,807
Net Increase in Net Assets Resulting from Operations	6,232,006

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	4,835,199	5,005,654
Net realized gain (loss) on investments	(25,046)	144,118
Net unrealized appreciation
(depreciation) on investments	1,421,853	(2,095,100)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,232,006	3,054,672

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,332,211)	(4,427,436)
Class B shares	(358,040)	(428,511)
Class C shares	(144,948)	(149,707)
Net realized gain on investments:
Class A shares	(154,794)	—
Class B shares	(14,232)	—
Class C shares	(6,236)	—
Total Dividends	(5,010,461)	(5,005,654)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	8,006,017	5,607,121
Class B shares	92,097	483,647
Class C shares	486,619	859,075
Dividends reinvested:
Class A shares	2,970,875	2,833,104
Class B shares	117,481	114,261
Class C shares	50,769	50,030
Cost of shares redeemed:
Class A shares	(10,820,120)	(11,314,209)
Class B shares	(1,647,384)	(2,620,062)
Class C shares	(833,122)	(980,075)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(1,576,768)	(4,967,108)
Total Increase (Decrease) in Net Assets	(355,223)	(6,918,090)

Net Assets ($):
Beginning of Period	117,327,623	124,245,713
End of Period	116,972,400	117,327,623

18

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	522,201	364,262
Shares issued for dividends reinvested	193,843	184,318
Shares redeemed	(705,635)	(736,193)
Net Increase (Decrease) in Shares Outstanding	10,409	(187,613)

Class B [a]
Shares sold	6,062	31,340
Shares issued for dividends reinvested	7,655	7,422
Shares redeemed	(107,578)	(170,211)
Net Increase (Decrease) in Shares Outstanding	(93,861)	(131,449)

Class C
Shares sold	31,741	55,733
Shares issued for dividends reinvested	3,307	3,250
Shares redeemed	(54,324)	(63,656)
Net Increase (Decrease) in Shares Outstanding	(19,276)	(4,673)

a During the period ended April 30, 2007, 34,548 Class B shares representing $528,567 were automatically converted to 34,605 Class A shares and during the period ended April 30, 2006, 79,813 Class B shares representing $1,231,676 were automatically converted to 79,937 Class A shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.17	15.42	15.19	15.57	14.88
Investment Operations:
Investment income—net [a]	.64	.64	.64	.65	.67
Net realized and unrealized
gain (loss) on investments	.17	(.25)	.40	(.36)	.69
Total from Investment Operations	.81	.39	1.04	.29	1.36
Distributions:
Dividends from investment income—net	(.64)	(.64)	(.65)	(.65)	(.67)
Dividends from net realized
gain on investments	(.02)	—	(.16)	(.02)	—
Total Distributions	(.66)	(.64)	(.81)	(.67)	(.67)
Net asset value, end of period	15.32	15.17	15.42	15.19	15.57

Total Return (%) [b]	5.44	2.58	6.99	1.85	9.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.08[c]	1.02[c]	.98[c]	1.01[c]
Ratio of net expenses
to average net assets	1.09	1.07[c]	1.01[c]	98[c]	1.01[c]
Ratio of net investment income
to average net assets	4.18	4.19	4.21	4.20	4.39
Portfolio Turnover Rate	5.27	7.24	9.86	29.35	22.45

Net Assets, end of period ($ x 1,000)	103,737	102,510	107,083	111,837	122,406

a Based on average shares outstanding at each month end. b Exclusive of sales charge. c Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.

See notes to financial statements.

20

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.19	15.44	15.22	15.59	14.90
Investment Operations:
Investment income—net [a]	.56	.56	.56	.57	.59
Net realized and unrealized
gain (loss) on investments	.18	(.24)	.39	(.35)	.69
Total from Investment Operations	.74	.32	.95	.22	1.28
Distributions:
Dividends from investment income—net	(.56)	(.57)	(.57)	(.57)	(.59)
Dividends from net realized
gain on investments	(.02)	—	(.16)	(.02)	—
Total Distributions	(.58)	(.57)	(.73)	(.59)	(.59)
Net asset value, end of period	15.35	15.19	15.44	15.22	15.59

Total Return (%) [b]	4.98	2.06	6.36	1.40	8.74

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.59[c]	1.53[c]	1.48[c]	1.51[c]
Ratio of net expenses
to average net assets	1.59	1.58[c]	1.52[c]	1.48[c]	1.51[c]
Ratio of net investment income
to average net assets	3.67	3.68	3.70	3.69	3.85
Portfolio Turnover Rate	5.27	7.24	9.86	29.35	22.45

Net Assets, end of period ($ x 1,000)	9,088	10,420	12,621	16,493	18,089

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.19	15.44	15.21	15.59	14.90
Investment Operations:
Investment income—net [a]	.53	.53	.53	.53	.55
Net realized and unrealized
gain (loss) on investments	.18	(.25)	.39	(.36)	.69
Total from Investment Operations	.71	.28	.92	.17	1.24
Distributions:
Dividends from investment income—net	(.53)	(.53)	(.53)	(.53)	(.55)
Dividends from net realized
gain on investments	(.02)	—	(.16)	(.02)	—
Total Distributions	(.55)	(.53)	(.69)	(.55)	(.55)
Net asset value, end of period	15.35	15.19	15.44	15.21	15.59

Total Return (%) [b]	4.72	1.81	6.18	1.09	8.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.85	1.83[c]	1.77[c]	1.72[c]	1.76[c]
Ratio of net expenses
to average net assets	1.84	1.82[c]	1.76[c]	1.72[c]	1.76[c]
Ratio of net investment income
to average net assets	3.43	3.43	3.45	3.43	3.61
Portfolio Turnover Rate	5.27	7.24	9.86	29.35	22.45

Net Assets, end of period ($ x 1,000)	4,148	4,398	4,542	4,922	4,189

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers ten series including the Minnesota Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

to and the expenses borne by each Class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157

24

“Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $19,501, accumulated capital losses $15,692 and unrealized appreciation $6,743,649. In addition, the fund had $9,354 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, the carryover expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $4,835,469 and $5,005,654 and long-term capital gains $174,992 and $0, respectively.

26

During the period ended April 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased accumulated net realized gain (loss) on investments by $270 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $3,011 from commissions earned on sales of the fund’s Class A shares and $6,830 and $632 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares.During the period ended April 30,2007, Class B and Class C shares were charged $48,721 and $31,725, respectively, pursuant to the Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $259,085, $24,361 and $10,575, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $44,941 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $52,581, Rule 12b-1 distribution plan fees $6,277, shareholder services plan fees $23,901, chief compliance officer fees $3,407 and transfer agency per account fees $10,646.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended April 30, 2007, amounted to $6,360,904 and $9,982,720, respectively.

28

The fund may purchase floating rate notes. A floating rate note is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2007, there were no financial futures contracts outstanding.

At April 30, 2007, the cost of investments for federal income tax purposes was $108,517,621; accordingly, accumulated net unrealized appreciation on investments was $6,743,649, consisting of $6,762,030 gross unrealized appreciation and $18,381 gross unrealized depreciation.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Restatement:

Subsequent to the issuance of the October 31, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140,Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of total and net expenses of the financial highlights table as shown below:

		Year Ended April 30,

Ratio of Total Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.95%	.95%	.93%	.94%
As restated	1.08%	1.02%	.98%	1.01%
Class B shares:
As previously reported	1.46%	1.46%	1.43%	1.44%
As restated	1.59%	1.53%	1.48%	1.51%
Class C shares:
As previously reported	1.70%	1.70%	1.67%	1.69%
As restated	1.83%	1.77%	1.72%	1.76%

		Year Ended April 30,

Ratio of Net Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.94%	.94%	.93%	.94%
As restated	1.07%	1.01%	.98%	1.01%
Class B shares:
As previously reported	1.45%	1.45%	1.43%	1.44%
As restated	1.58%	1.52%	1.48%	1.51%
Class C shares:
As previously reported	1.69%	1.69%	1.67%	1.69%
As restated	1.82%	1.76%	1.72%	1.76%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30,2007,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2007:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Minnesota residents, Minnesota personal income taxes), and

—the fund hereby designates $.0227 per share as a long-term capital gain distribution per share paid on December 15, 2006.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

32

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by the fund shareholders. In addition, Clifford L. Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

34

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Proxy Results
32	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks. We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.31% for Class A shares, 4.76% for Class B shares and 4.51% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper North Carolina Municipal Debt Funds category, and the average total return for all funds reported in the category was 4.79% for the reporting period.3

Municipal bonds fared relatively well as economic growth moderated, inflationary pressures subsided and short-term interest rates stabilized. The fund’s returns lagged its benchmark, which contains bonds from many states, not just North Carolina, and does not reflect fund fees and expenses in its results. The fund’s Class A shares produced higher returns than its Lipper category average, primarily due to strong relative performance from income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from North Carolina state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Investors had grown concerned early in the reporting period that, despite the ongoing series of increases in short-term interest rates by the Federal Reserve Board (the “Fed”), soaring energy prices in a growing economy might rekindle inflationary pressures. These fears subsided over the summer of 2006, when weakness in U.S. housing markets dampened U.S. economic growth. Oil prices soon began to retreat from record highs, and the Fed refrained from further rate hikes over the remainder of the reporting period.

Municipal bonds generally rallied as inflation concerns waned. Municipal bond prices also were supported by supply-and-demand factors. Although issuance of new municipal bonds on a national level surged toward the end of 2006, the increased supply was readily absorbed by robust investor demand, including non-traditional municipal bond investors such as hedge funds and leveraged institutional trading accounts.These influences put additional upward pressure on municipal bond prices.

4

North Carolina has experienced considerable economic growth over the past several years, rebounding from a relatively long period of economic decline. The shifting population from many northern states has fueled demand for new housing and the outlook for the state remains positive.

The fund’s average duration generally remained in a range that was roughly in line with other North Carolina municipal bond funds, but slightly shorter than the benchmark.The fund’s performance benefited from an emphasis on income-oriented securities that helped boost the fund’s income returns.

What is the fund’s current strategy?

With the national economy slowing and inflation still above the Fed’s comfort zone, it appears to us that short-term interest rates are likely to remain at current levels for some time.Therefore, we have maintained our focus on income-oriented bonds.At the same time, we have begun gradually to reduce the fund’s average duration, as we do not foresee any action from the Fed over the foreseeable future. Of course, we remain prepared to adjust our strategies as market conditions change.

June 1, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-North Carolina residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, North Carolina Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in North Carolina municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in North Carolina municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.56%	3.83%	4.62%
without sales charge			5.31%	4.78%	5.10%
Class B shares
with applicable redemption charge †			0.76%	3.93%	4.79%
without redemption			4.76%	4.27%	4.79%
Class C shares
with applicable redemption charge ††			3.51%	4.01%	4.34%
without redemption			4.51%	4.01%	4.34%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 4.90		$ 7.48	$ 8.68
Ending value (after expenses)	$1,014.70		$1,012.00	$1,010.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2007

Class A Class B Class C

Expenses paid per $1,000† $ 4.91 $ 7.50 $ 8.70 Ending value (after expenses) $1,019.93 $1,017.36 $1,016.17

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.50% for Class B, and 1.74% for Class C Shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.3%	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—82.2%
Appalachian State University,
Housing and Student Center
System Revenue (Insured; FSA)	5.60	7/15/10	1,000,000 [a]	1,066,910
Cabarrus County,
COP (Installment Financing
Contract)	5.50	4/1/14	2,000,000	2,156,040
Cary	5.00	3/1/19	1,500,000	1,593,750
Charlotte	5.60	6/1/10	1,770,000 [a]	1,900,661
Charlotte	5.00	7/1/21	1,525,000	1,603,492
Charlotte	5.00	7/1/22	2,110,000	2,213,580
Charlotte,
Airport Revenue (Insured; MBIA)	5.75	7/1/29	1,500,000	1,570,575
Charlotte,
Storm Water Fee Revenue	6.00	6/1/10	2,000,000 [a]	2,152,900
Charlotte,
Storm Water Fee Revenue	5.25	6/1/20	1,000,000	1,079,290
Charlotte,
Water and Sewer System Revenue	4.63	7/1/36	1,000,000	1,014,130
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000	1,839,218
Durham County,
GO Public Improvement	5.00	6/1/18	1,000,000	1,089,120
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000	1,064,150
Johnston County,
GO (Insured; MBIA)	4.50	2/1/25	1,250,000	1,271,200
New Hanover County,
GO, Public Improvement Bonds	5.75	11/1/10	1,700,000 [a]	1,845,469
North Carolina Capital Facilities
Financing Agency, Revenue
(Duke University Project)	5.13	10/1/12	1,000,000 [a]	1,068,610
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000	1,180,470
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.75	1/1/26	3,000,000	3,229,740

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	930,000	949,093
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (DePaul Community
Facilities Project)	7.63	11/1/29	2,115,000	2,222,188
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Pennybyrn at
Maryfield Project)	6.13	10/1/35	1,000,000	1,063,070
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000	1,219,682
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC)	5.50	11/1/25	1,000,000	1,061,660
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC)	5.50	11/1/30	2,000,000	2,116,580
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000	2,114,980
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000	2,089,406
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Cypress Glen
Retirement Community)	6.00	10/1/33	1,000,000	1,062,900
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates Project)	6.50	7/1/13	1,000,000 [a]	1,153,020

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (United Church Homes
and Services)	5.25	9/1/21	1,000,000	1,025,370
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation,
Inc.) (Insured; ACA)	6.63	8/15/30	3,250,000	3,528,525
Orange County,
COP (Orange County Public
Improvement Projects)
(Insured; AMBAC)	4.50	4/1/25	500,000	504,190
Orange County,
COP (Orange County Public
Improvement Projects)
(Insured; AMBAC)	4.50	4/1/26	500,000	503,825
Orange Water and Sewer Authority,
Water and Sewer System Revenue	5.00	7/1/31	1,000,000	1,064,610
Sampson County,
COP (Insured; FSA)	4.75	6/1/31	1,000,000	1,031,110
University of North Carolina,
University Revenue (Chapel
Hill University)	5.00	6/1/11	1,700,000 [a]	1,784,694
Wilkes County,
COP (Insured; MBIA)	4.50	6/1/26	1,000,000	1,004,040
Winston Salem,
COP	4.75	6/1/31	1,000,000	1,024,060
U.S. Related—15.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	351,500
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.88	7/1/35	1,000,000	1,077,120
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/30	1,000,000	1,075,620
Puerto Rico Commonwealth,
Public Improvement
(Insured; FGIC)	5.50	7/1/29	1,315,000	1,565,271

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC)	5.00	7/1/35	1,000,000	1,060,110
Puerto Rico Public Finance
Corporation (Commonwealth
Appropriation Bonds)
(Insured; MBIA)	5.38	8/1/11	3,000,000 [a]	3,192,840
Virgin Islands Public Finance
Authority, Refinery Facilities
Senior Secured Revenue
(HOVENSA Refinery)	4.70	7/1/22	1,000,000	1,005,630
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund Loan
Notes (Subordinated
Lien/Capital Program)	5.88	10/1/18	850,000	880,439

Total Investments (cost $62,127,324)			97.3%	65,670,838

Cash and Receivables (Net)			2.7%	1,802,311

Net Assets			100.0%	67,473,149

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] At April 30, 2007, the fund had $18,657,381 or 27.7% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	54.6
AA		Aa		AA	13.4
A		A		A	15.3
BBB		Baa		BBB	3.7
BB		Ba		BB	1.7
Not Rated [c]		Not Rated [c]		Not Rated [c]	11.3
					100.0

†	Based on total investments.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		62,127,324	65,670,838
Cash			947,265
Interest receivable			1,055,236
Receivable for shares of Beneficial Interest subscribed			2,634
Prepaid expenses			11,485
			67,687,458

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			59,091
Payable for shares of Beneficial Interest redeemed			105,478
Accrued expenses			49,740
			214,309

Net Assets ($)			67,473,149

Composition of Net Assets ($):
Paid-in capital			63,838,074
Accumulated net realized gain (loss) on investments			91,561
Accumulated net unrealized appreciation
(depreciation) on investments			3,543,514

Net Assets ($)			67,473,149

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	60,553,118	5,330,461	1,589,570
Shares Outstanding	4,359,181	384,106	114,390

Net Asset Value Per Share ($)	13.89	13.88	13.90

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended April 30, 2007

Investment Income ($):
Interest Income	3,445,984
Expenses:
Management fee—Note 3(a)	374,199
Shareholder servicing costs—Note 3(c)	211,637
Distribution fees—Note 3(b)	44,940
Professional fees	28,985
Registration fees	22,670
Custodian fees	11,029
Prospectus and shareholders’ reports	7,301
Trustees’ fees and expenses—Note 3(d)	1,983
Loan commitment fees—Note 2	332
Miscellaneous	18,018
Total Expenses	721,094
Investment Income—Net	2,724,890

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	315,800
Net unrealized appreciation (depreciation) on investments	447,720
Net Realized and Unrealized Gain (Loss) on Investments	763,520
Net Increase in Net Assets Resulting from Operations	3,488,410

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	2,724,890	2,851,782
Net realized gain (loss) on investments	315,800	194,998
Net unrealized appreciation
(depreciation) on investments	447,720	(1,655,878)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,488,410	1,390,902

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,437,805)	(2,497,215)
Class B shares	(233,707)	(293,860)
Class C shares	(53,378)	(60,707)
Net realized gain on investments:
Class A shares	(100,979)	—
Class B shares	(10,772)	—
Class C shares	(2,771)	—
Total Dividends	(2,839,412)	(2,851,782)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	4,188,572	5,500,694
Class B shares	182,939	611,816
Class C shares	105,391	167,100
Dividends reinvested:
Class A shares	1,492,695	1,342,118
Class B shares	129,281	137,852
Class C shares	28,238	15,382
Cost of shares redeemed:
Class A shares	(6,369,070)	(7,360,933)
Class B shares	(2,486,936)	(3,523,562)
Class C shares	(236,721)	(753,717)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(2,965,611)	(3,863,250)
Total Increase (Decrease) in Net Assets	(2,316,613)	(5,324,130)

Net Assets ($):
Beginning of Period	69,789,762	75,113,892
End of Period	67,473,149	69,789,762

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	301,151	393,223
Shares issued for dividends reinvested	107,459	96,164
Shares redeemed	(459,423)	(526,975)
Net Increase (Decrease) in Shares Outstanding	(50,813)	(37,588)

Class B [a]
Shares sold	13,220	43,780
Shares issued for dividends reinvested	9,345	9,878
Shares redeemed	(178,903)	(251,925)
Net Increase (Decrease) in Shares Outstanding	(156,338)	(198,267)

Class C
Shares sold	7,595	11,945
Shares issued for dividends reinvested	2,031	1,103
Shares redeemed	(17,110)	(53,962)
Net Increase (Decrease) in Shares Outstanding	(7,484)	(40,914)

a During the period ended April 30, 2007, 92,087 Class B shares representing $1,283,517 were automatically converted to 91,983 Class A shares and during the period ended April 30, 2006, 162,710 Class B shares representing $2,279,446 were automatically converted to 162,578 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.76	14.04	13.71	14.00	13.44
Investment Operations:
Investment income—net [a]	.56	.56	.53	.55	.57
Net realized and unrealized
gain (loss) on investments	.16	(.28)	.33	(.29)	.56
Total from Investment Operations	.72	.28	.86	.26	1.13
Distributions:
Dividends from investment income—net	(.57)	(.56)	(.53)	(.55)	(.57)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.59)	(.56)	(.53)	(.55)	(.57)
Net asset value, end of period	13.89	13.76	14.04	13.71	14.00

Total Return (%) [b]	5.31	2.01	6.36	1.83	8.56

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.99	.98	.96	.96
Ratio of net expenses
to average net assets	.99	.99	.98	.96	.96
Ratio of net investment income
to average net assets	4.07	4.01	3.79	3.92	4.15
Portfolio Turnover Rate	20.35	37.61	38.85	56.50	49.19

Net Assets, end of period ($ X 1,000)	60,553	60,682	62,461	62,223	65,899

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.75	14.03	13.70	13.99	13.42
Investment Operations:
Investment income—net [a]	.49	.48	.45	.48	.50
Net realized and unrealized
gain (loss) on investments	.15	(.27)	.34	(.30)	.57
Total from Investment Operations	.64	.21	.79	.18	1.07
Distributions:
Dividends from investment income—net	(.49)	(.49)	(.46)	(.47)	(.50)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.51)	(.49)	(.46)	(.47)	(.50)
Net asset value, end of period	13.88	13.75	14.03	13.70	13.99

Total Return (%) [b]	4.76	1.49	5.82	1.32	8.10

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.51	1.49	1.46	1.46
Ratio of net expenses
to average net assets	1.51	1.51	1.49	1.46	1.46
Ratio of net investment income
to average net assets	3.56	3.49	3.28	3.42	3.65
Portfolio Turnover Rate	20.35	37.61	38.85	56.50	49.19

Net Assets, end of period ($ X 1,000)	5,330	7,430	10,366	14,133	18,503

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.77	14.05	13.71	14.01	13.44
Investment Operations:
Investment income—net [a]	.46	.45	.42	.44	.47
Net realized and unrealized
gain (loss) on investments	.15	(.28)	.34	(.30)	.57
Total from Investment Operations	.61	.17	.76	.14	1.04
Distributions:
Dividends from investment income—net	(.46)	(.45)	(.42)	(.44)	(.47)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.48)	(.45)	(.42)	(.44)	(.47)
Net asset value, end of period	13.90	13.77	14.05	13.71	14.01

Total Return (%) [b]	4.51	1.25	5.64	1.00	7.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.76	1.75	1.73	1.70	1.70
Ratio of net expenses
to average net assets	1.76	1.75	1.73	1.70	1.70
Ratio of net investment income
to average net assets	3.31	3.25	3.04	3.16	3.37
Portfolio Turnover Rate	20.35	37.61	38.85	56.50	49.19

Net Assets, end of period ($ X 1,000)	1,590	1,678	2,287	2,031	1,890

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the North Carolina Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a

22

CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid

24

monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $13,803, undistributed capital gains $91,561 and unrealized appreciation $3,543,514.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $2,724,890 and $2,851,782 and long-term capital gains $114,522 and $0, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $2,818 from commissions earned on sales of the fund’s Class A shares, and $9,240 and $12 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $32,842 and $12,098, respectively, pursuant to the Plan.

26

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $149,637, $16,421 and $4,032, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $30,461 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $30,261, Rule 12b-1 distribution plan fees $3,159, shareholder services plan fees $13,832, chief compliance officer fees $3,407 and transfer agency per account fees $8,432.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $13,710,116 and $17,496,800, respectively.

At April 30, 2007, the cost of investments for federal income tax purposes was $62,127,324; accordingly, accumulated net unrealized appreciation on investments was $3,543,514, consisting of $3,546,428 gross unrealized appreciation and $2,914 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 and by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2007:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are North Carolina residents, North Carolina personal income taxes), and

—the fund hereby designates $.0236 per share as a long-term capital gain distribution per share paid on December 15, 2006.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

30

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander,Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

32

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Proxy Results
36	Board Members Information
39	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.22% for Class A shares, 4.68% for Class B shares and 4.42% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category, and the average total return for all funds reported in this category was 4.81% for the reporting period.3

Municipal bonds fared relatively well over the reporting period in an environment of slowing economic growth and stable interest rates. The fund’s returns trailed its benchmark, which contains bonds from many states, not just Ohio, and does not reflect fund fees and expenses in its returns. However, the fund’s Class A shares produced a higher return than the Lipper category average, mainly due to our focus on income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds rallied over much of the reporting period as the rate of U.S.economic growth slowed and investors became less concerned about inflation.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook when it refrained from changing short-term interest rates between July 2006 and the end of the reporting period.

However, heightened market volatility in May 2006 and late February 2007 offset most of the market’s gains.Volatility early in the reporting period was the result of intensifying inflation concerns, while a sell-off in the first quarter of 2007 was due to turmoil in global equity markets and the U.S. sub-prime mortgage sector. Consequently, the majority of the fund’s returns over the reporting period were derived from current income.

Favorable supply-and-demand factors in the national market generally put upward pressure on municipal bond prices, as an increased volume of newly issued securities was readily absorbed by robust investor demand.Although some states continued to receive more tax revenue than originally projected in the slowing economy, Ohio was relatively hard-hit by softening housing markets and the sub-prime mortgage debacle, resulting in some deterioration of its fiscal condition.

4

Early in the reporting period, we took advantage of opportunities to increase the fund’s average duration from a mildly shorter-than-average position to one that was slightly longer than industry averages, which positioned the fund well for the ensuing rally. We also maintained an emphasis on income-oriented securities, including seasoned core holdings that were acquired when yields were higher than are available today. Some of those holdings were scheduled for early redemption by their issuers, with cash placed in escrow to do so, effectively boosting prices of the affected bonds.

What is the fund’s current strategy?

Recent economic and inflation data have been mixed, suggesting to us that the Fed is likely to leave short-term interest rates unchanged for some time before eventually reducing them.We therefore have maintained our focus on income-oriented bonds, and we currently intend to maintain the fund’s slightly long average duration in anticipation of an eventual Fed ease. In addition, slowing U.S. economic growth has made us more acutely aware of credit risks, and we have continued to emphasize higher-quality securities.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Ohio Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Ohio municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.48%	3.51%	4.39%
without sales charge			5.22%	4.47%	4.88%
Class B shares
with applicable redemption charge †			0.68%	3.59%	4.56%
without redemption			4.68%	3.94%	4.56%
Class C shares
with applicable redemption charge ††			3.42%	3.68%	4.10%
without redemption			4.42%	3.68%	4.10%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.14		$ 7.68	$ 8.87
Ending value (after expenses)	$1,013.70		$1,011.00	$1,009.90

C O M P A R I N G Y O U R	F U N D ’ S E X P E N S E S
W I T H T H O S E O F	O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2007

Class A Class B Class C

Expenses paid per $1,000† $ 5.16 $ 7.70 $ 8.90 Ending value (after expenses) $1,019.69 $1,017.16 $1,015.97

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.54% for Class B, and 1.78% for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T	O F	I N V E S T M E N T S
A p r i l 3 0 , 2 0 0 7

Long-Term Municipal	Coupon	Maturity	Principal
Investments—101.5%	Rate (%)	Date	Amount ($)	Value ($)

Ohio—93.6%
Adena Local School District,
GO School Improvement	5.50	12/1/21	1,085,000	1,198,241
Akron	6.00	12/1/12	1,380,000	1,540,798
Akron
(Insured; MBIA)	5.50	12/1/20	1,460,000	1,567,003
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/16	1,000,000	1,040,600
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/21	730,000	751,666
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/25	500,000	508,565
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/30	600,000	604,440
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/35	1,000,000	1,003,010
Brunswick City School District
(Insured; AMBAC)	5.00	12/1/23	2,000,000	2,066,520
Cincinnati,
Water System Revenue	5.00	6/1/11	1,000,000 [a]	1,049,430
Cincinnati,
Water System Revenue	5.00	6/1/11	3,130,000 [a]	3,284,716
Cincinnati City School District,
COP (City School District of
the City of Cincinnati School
Improvement Project)
(Insured; FSA)	5.00	12/15/32	3,000,000	3,167,580
Cincinnati City School District,
School Improvement
(Insured; MBIA)	5.38	12/1/11	6,560,000 [a]	7,026,482
Cincinnati State Technical and
Community College, General
Receipts (Insured; AMBAC)	5.25	10/1/22	2,825,000	3,029,700
Clermont County,
Hospital Facilities Revenue
(Mercy Health System)
(Insured; AMBAC)	5.63	9/1/16	4,250,000	4,358,162

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Cleveland,
Airport System Revenue
(Insured; FSA)	5.00	1/1/24	8,300,000	8,839,749
Cleveland,
COP (Stadium Project)
(Insured; AMBAC)	5.25	11/15/22	1,210,000	1,242,343
Cleveland,
Waterworks Revenue
(Insured; FSA)	5.00	1/1/23	1,315,000	1,336,947
Cleveland,
Waterworks Revenue
(Insured; MBIA)	5.50	1/1/21	8,000,000	9,176,240
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.00	12/1/18	2,345,000	2,568,807
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,655,000	4,029,674
Columbus City School District,
School Facilities Construction
and Improvement (Insured; FSA)	5.00	12/1/14	765,000 [a]	827,447
Columbus City School District,
School Facilities Construction
and Improvement (Insured; FSA)	4.25	12/1/32	3,150,000	3,061,264
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	6,250,000	6,850,812
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth System Project)	6.13	2/15/09	4,845,000 [a]	5,093,209
Cuyahoga County,
Mortgage Revenue (West Tech
Apartments Project)
(Collateralized; GNMA)	5.95	9/20/42	529,500	525,285
Fairfield City School District,
GO School Improvement
(Insured; FGIC)	5.38	12/1/19	1,860,000	1,985,792

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Fairfield City School District,
GO School Improvement
(Insured; FGIC)	5.38	12/1/20	1,400,000	1,494,682
Forest Hills Local School District
GO School Improvement
(Insured; MBIA)	5.70	12/1/07	1,000,000 [a]	1,021,230
Franklin County,
HR (Holy Cross Health System
Corporation)	5.80	6/1/16	260,000	264,680
Franklin County,
Multifamily Housing Mortgage
Revenue (Agler Green Project)
(Collateralized; GNMA)	5.80	5/20/44	1,200,000	1,255,644
Hamilton County,
EDR (King Highland Community
Urban Redevelopment
Corporation—University of
Cincinnati, Lessee, Project)
(Insured; MBIA)	5.00	6/1/33	2,000,000	2,123,640
Hamilton County,
Sales Tax Revenue
(Insured; AMBAC)	0.00	12/1/27	17,940,000	7,337,998
Hamilton County,
Sewer System Revenue
(Insured; MBIA)	5.25	12/1/11	1,000,000 [a]	1,067,620
Highland Local School District,
GO School Improvement
(Insured; FSA)	5.75	12/1/11	2,020,000 [a]	2,198,911
Hilliard School District,
GO School Improvement
(Insured; FGIC)	0.00	12/1/13	1,655,000	1,279,133
Hilliard School District,
GO School Improvement
(Insured; FGIC)	0.00	12/1/14	1,655,000	1,226,421
Lebanon City School District
GO (School Facilities Construction
and Improvement)
(Insured; FSA)	5.50	12/1/11	4,050,000 [a]	4,366,305
Little Miami Local School
District, GO School Improvement
(Insured; FSA)	5.00	12/1/16	1,370,000 [a]	1,500,424

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Madeira City School District Board
of Education, GO School
Improvement (Insured; FSA)	5.25	12/1/32	5,000,000	5,788,050
Massillon City School District,
Improvement (Insured; MBIA)	5.00	12/1/25	1,150,000	1,208,201
Milford Exempt Village School
District, GO School Improvement
(Insured; FSA)	6.00	12/1/11	1,910,000 [a]	2,099,166
New Albany Community Authority,
Community Facilities Revenue
(Insured; AMBAC)	5.20	10/1/24	2,000,000	2,114,940
North Royalton City School
District GO School Improvement
(Insured; MBIA)	6.10	12/1/09	2,500,000 [a]	2,695,625
Ohio
(Insured; FSA)	5.00	3/15/20	15,520,000 [b,c]	16,453,994
Ohio,
PCR (Standard Oil Company
Project) (Guaranteed; British
Petroleum Company PLC)	6.75	12/1/15	2,700,000	3,221,316
Ohio,
SWDR (USG Corporation Project)	5.60	8/1/32	3,000,000	3,097,020
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Xavier
University Project) (Insured; FGIC)	5.00	5/1/23	2,250,000	2,362,883
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Collateralized; GNMA)	6.05	9/1/17	755,000	773,150
Ohio State University,
General Receipts	5.25	6/1/23	2,625,000	2,809,380
Ohio Turnpike Commission,
Turnpike Revenue, Highway
Improvements	5.50	2/15/26	7,700,000	8,129,891
Otsego Local School District,
GO (School Facilities Construction
and Improvement) (Insured; FSA)	5.38	12/1/14	1,460,000 [a]	1,615,037
Pickerington Local School District, GO
(School Facilities Construction
and Improvement) (Insured; FGIC)	5.25	12/1/11	6,000,000 [a]	6,405,720

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.30	2/15/24	2,250,000	2,438,483
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.40	2/15/34	2,500,000	2,702,625
Rocky River,
Various Purpose GO
(Insured; AMBAC)	5.00	12/1/24	1,685,000	1,785,780
Strongsville,
Library Improvement
(Insured; FGIC)	5.50	12/1/20	1,700,000	1,824,593
Summit County
(Insured; FGIC)	6.50	12/1/10	2,000,000 [a]	2,203,560
Summit County Port Authority,
Development Revenue
(Bond Fund Program-
Twinsburg Township Project)	5.13	5/15/25	660,000	674,408
Summit County Port Authority,
Revenue (Civic Theatre
Project) (Insured; AMBAC)	5.50	12/1/26	1,000,000	1,067,430
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Toledo Express Airport Project)	6.38	11/15/32	2,425,000	2,641,019
University of Cincinnati,
General Receipts (Insured; FGIC)	5.75	6/1/11	2,165,000 [a]	2,355,174
University of Cincinnati,
General Receipts (Insured; FGIC)	5.75	6/1/11	1,500,000 [a]	1,631,760
University of Cincinnati,
General Receipts (Insured; MBIA)	5.00	6/1/21	3,040,000	3,165,066
Warren,
Waterworks Revenue
(Insured; FGIC)	5.50	11/1/15	1,450,000	1,580,370

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
West Muskingum Local School
District, GO (School Facilities
Construction and Improvement)
(Insured; FGIC)	5.00	12/1/30	2,945,000	3,089,600
Youngstown,
GO Pension Bonds
(Insured; AMBAC)	5.38	12/1/10	2,195,000 [a]	2,340,024
Youngstown,
GO Pension Bonds
(Insured; AMBAC)	6.00	12/1/10	2,370,000 [a]	2,575,929
U.S. Related—7.9%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,500,000	878,750
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000	1,077,120
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; FSA)	5.50	7/1/31	5,000,000	6,002,000
Puerto Rico Ports Authority,
Special Facilities Revenue
(American Airlines, Inc. Project)	6.25	6/1/26	1,935,000	1,947,191
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	3,000,000	3,260,220
Virgin Islands Public Finance
Authority, Revenue, Virgin Islands
Matching Fund Loan Notes	6.00	10/1/22	3,000,000	3,106,650
Total Long-Term Municipal Investments
(cost $198,451,758)				209,993,295

14

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.7%	Rate (%)	Date	Amount ($)	Value ($)

Ohio;
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Case Western
Reserve University Project)
(Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale)
(cost $1,500,000)	4.05	5/1/07	1,500,000 [d]	1,500,000

Total Investments (cost $199,951,758)			102.2%	211,493,295

Liabilities, Less Cash and Receivables			(2.2%)	(4,563,882)

Net Assets			100.0%	206,929,413

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, this security amounted to $16,453,994 or 8.0% of net assets.
[c] Collateral for floating rate borrowings.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

T h e F u n d 15

S TAT E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	67.0
AA		Aa		AA	10.0
A		A		A	2.5
BBB		Baa		BBB	8.5
BB		Ba		BB	.5
CCC		Caa		CCC	1.0
F1		MIG1/P1		SP1/A1	.7
Not Rated [e]		Not Rated [e]		Not Rated [e]	9.8
					100.0

† Based on total investments.

e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

T h e F u n d 17

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S
A p r i l 3 0 , 2 0 0 7

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		199,951,758	211,493,295
Cash			42,802
Interest receivable			3,365,586
Receivable for shares of Beneficial Interest subscribed			72,546
Prepaid expenses			14,849
			214,989,078

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			172,898
Payable for floatng rate notes issued			7,760,000
Payable for shares of Beneficial Interest redeemed			54,392
Interest and related expenses			38,875
Accrued expenses			33,500
			8,059,665

Net Assets ($)			206,929,413

Composition of Net Assets ($):
Paid-in capital			197,199,824
Accumulated net realized gain (loss) on investments			(1,811,948)
Accumulated net unrealized appreciation
(dereciation) on investments			11,541,537

Net Assets ($)			206,929,413

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	183,156,736	14,720,040	9,052,637
Shares Outstanding	14,504,133	1,165,341	715,622

Net Asset Value Per Share ($)	12.63	12.63	12.65

See notes to financial statements.

18

S TAT E M E N T O F O P E R AT I O N S

Ye a r E n d e d A p r i l 3 0 , 2 0 0 7

Investment Income ($):
Interest Income	10,766,581
Expenses:
Management fee—Note 3(a)	1,161,553
Shareholder servicing costs—Note 3(c)	636,620
Interest and related expenses	300,211
Distribution fees—Note 3(b)	161,838
Professional fees	30,968
Custodian fees	28,123
Registration fees	18,897
Trustees’ fees and expenses—Note 3(d)	5,521
Loan commitment fees—Note 2	960
Prospectus and shareholders’ reports	9,578
Miscellaneous	23,288
Total Expenses	2,377,557
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(32,084)
Net Expenses	2,345,473
Investment Income—Net	8,421,108

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,254,131
Net unrealized gain (loss) on financial futures	(216,102)
Net Realized Gain (Loss)	1,038,029
Net unrealized appreciation (depreciation) on investments	1,207,269
Net Realized and Unrealized Gain (Loss) on Investments	2,245,298
Net Increase in Net Assets Resulting from Operations	10,666,406

See notes to financial statements.

T h e F u n d 19

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	8,421,108	9,065,559
Net realized gain (loss) on investments	1,038,029	266,294
Net unrealized appreciation
(depreciation) on investments	1,207,269	(5,242,140)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,666,406	4,089,713

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(7,465,390)	(7,821,603)
Class B shares	(638,685)	(902,482)
Class C shares	(316,976)	(340,693)
Total Dividends	(8,421,051)	(9,064,778)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	12,605,023	14,981,336
Class B shares	252,518	539,212
Class C shares	482,530	1,473,357
Dividends reinvested:
Class A shares	4,999,795	5,299,586
Class B shares	374,878	504,432
Class C shares	214,871	231,190
Cost of shares redeemed:
Class A shares	(20,686,094)	(21,695,917)
Class B shares	(8,228,563)	(7,150,036)
Class C shares	(1,690,306)	(1,940,563)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(11,675,348)	(7,757,403)
Total Increase (Decrease) in Net Assets	(9,429,993)	(12,732,468)

Net Assets ($):
Beginning of Period	216,359,406	229,091,874
End of Period	206,929,413	216,359,406

20

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	999,140	1,177,591
Shares issued for dividends reinvested	396,093	417,558
Shares redeemed	(1,639,092)	(1,710,523)
Net Increase (Decrease) in Shares Outstanding	(243,859)	(115,374)

Class B [a]
Shares sold	20,103	42,379
Shares issued for dividends reinvested	29,699	39,712
Shares redeemed	(652,893)	(561,895)
Net Increase (Decrease) in Shares Outstanding	(603,091)	(479,804)

Class C
Shares sold	38,300	115,312
Shares issued for dividends reinvested	16,993	18,189
Shares redeemed	(133,578)	(152,446)
Net Increase (Decrease) in Shares Outstanding	(78,285)	(18,945)

a During the period ended April 30, 2007, 347,892 Class B shares representing $4,390,265 were automatically converted to 348,039 Class A shares and during the period ended April 30, 2006, 258,762 Class B shares representing $3,298,433 were automatically converted to 258,838 Class A shares.

See notes to financial statements.

T h e F u n d 21

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.50	12.78	12.48	12.84	12.48
Investment Operations:
Investment income—net [a]	.51	.52	.52	.52	.55
Net realized and unrealized
gain (loss) on investments	.13	(.28)	.30	(.36)	.36
Total from Investment Operations	.64	.24	.82	.16	.91
Distributions:
Dividends from investment income—net	(.51)	(.52)	(.52)	(.52)	(.55)
Net asset value, end of period	12.63	12.50	12.78	12.48	12.84

Total Return (%) [b]	5.22	1.92	6.70	1.25	7.39

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.02[c]	.97[c]	.94[c]	.93[c]
Ratio of net expenses
to average net assets	1.03	1.02[c]	.97[c]	.94[c]	.93[c]
Ratio of net investment income
to average net assets	4.07	4.12	4.12	4.09	4.33
Portfolio Turnover Rate	31.65[c]	13.57	5.30	18.49	48.42

Net Assets, end of period ($ X 1,000)	183,157	184,312	189,946	198,836	212,474

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund's previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

22

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.50	12.78	12.48	12.84	12.48
Investment Operations:
Investment income—net [a]	.44	.46	.45	.46	.48
Net realized and unrealized
gain (loss) on investments	.14	(.28)	.31	(.36)	.36
Total from Investment Operations	.58	.18	.76	.10	.84
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.46)	(.46)	(.48)
Net asset value, end of period	12.63	12.50	12.78	12.48	12.84

Total Return (%) [b]	4.68	1.40	6.15	.74	6.86

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	1.53[c]	1.48[c]	1.45[c]	1.43[c]
Ratio of net expenses
to average net assets	1.55	1.53[c]	1.48[c]	1.45[c]	1.43[c]
Ratio of net investment income
to average net assets	3.55	3.61	3.61	3.59	3.82
Portfolio Turnover Rate	31.65[c]	13.57	5.30	18.49	48.42

Net Assets, end of period ($ X 1,000)	14,720	22,108	28,740	37,779	45,655

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund's previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

T h e F u n d 23

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.52	12.80	12.50	12.86	12.50
Investment Operations:
Investment income—net [a]	.42	.43	.42	.42	.45
Net realized and unrealized
gain (loss) on investments	.13	(.28)	.31	(.36)	.36
Total from Investment Operations	.55	.15	.73	.06	.81
Distributions:
Dividends from investment income—net	(.42)	(.43)	(.43)	(.42)	(.45)
Net asset value, end of period	12.65	12.52	12.80	12.50	12.86

Total Return (%) [b]	4.42	1.15	5.89	.48	6.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	1.78[c]	1.73[c]	1.70[c]	1.67[c]
Ratio of net expenses
to average net assets	1.79	1.77[c]	1.73[c]	1.70[c]	1.67[c]
Ratio of net investment income
to average net assets	3.31	3.36	3.36	3.32	3.58
Portfolio Turnover Rate	31.65[c]	13.57	5.30	18.49	48.42

Net Assets, end of period ($ X 1,000)	9,053	9,939	10,406	11,051	10,163

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund's previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

24

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the Ohio Series (the “fund”).The Trust’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corpora-tion.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

26

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $ 52,546, accumulated capital losses $1,811,948 and unrealized appreciation $ 11,541,537.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, $1,424,574 of the carryover expires in fiscal 2012, and $387,374 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $8,421,051 and $9,064,778, respectively.

28

During the period ended April 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $57, decreased accumulated net realized gain (loss) on investments by $943 and increased paid-in capital by $1,000. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $7,242 from commissions earned on sales of the fund’s Class A shares, and $58,412 and $1,479 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $89,935 and $71,903, respectively, pursuant to the Plan.

T h e F u n d 29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $459,044, $44,967 and $23,968, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $87,217 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $92,997, Rule 12b-1 distribution plan fees $11,615, shareholder services plan fees $42,380,chief compliance officer fees $3,407 and transfer agent per account fees $22,499.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2007, amounted to $68,326,415 and $76,338,790, respectively.

30

The fund may purchase floating rate notes. A floating rate note is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2007, there were no financial futures contracts outstanding.

At April 30, 2007, the cost of investments for federal income tax purposes was $192,191,758; accordingly, accumulated net unrealized appreciation on investments was $11,541,537, consisting of $11,614,332 gross unrealized appreciation and $72,795 gross unrealized depreciation.

T h e F u n d 31

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

NOTE 5—Restatement:

Subsequent to the issuance of the October 31, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of total and net expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.91%	.91%	.90%	.92%
As restated	1.02%	.97%	.94%	.93%
Class B shares:
As previously reported	1.42%	1.42%	1.41%	1.42%
As restated	1.53%	1.48%	1.45%	1.43%
Class C shares:
As previously reported	1.67%	1.67%	1.66%	1.66%
As restated	1.78%	1.73%	1.70%	1.67%

Ratio of Net Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.91%	.91%	.90%	.92%
As restated	1.02%	.97%	.94%	.93%
Class B shares:
As previously reported	1.42%	1.42%	1.41%	1.42%
As restated	1.53%	1.48%	1.45%	1.43%
Class C shares:
As previously reported	1.66%	1.67%	1.66%	1.66%
As restated	1.77%	1.73%	1.70%	1.67%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

32

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D
P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 14, 2007

T h e F u n d 33

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2007 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt interest dividends paid for the 2007 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2008.

34

P R O X Y R E S U LT S ( U n a u d i t e d )

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

T h e F u n d 35

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

36

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

T h e F u n d 37

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

38

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

T h e F u n d 39

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Proxy Results
35	Board Members Information
38	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 5.95% for Class A shares, 5.41% for Class B shares and 5.18% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition,the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category, and the average total return for all funds reported in this category was 5.19% for the reporting period.3

Despite occasional bouts of volatility, municipal bonds fared relatively well as moderating economic growth, stabilizing short-term interest rates and receding inflation concerns helped to support investor sentiment. The fund’s Class A shares produced higher returns than its benchmark and Lipper category average, primarily due to the fund’s relatively long average duration and emphasis on income-oriented securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania state personal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, the U.S. economy was growing robustly, inflationary pressures were intensifying and the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates. These conditions changed significantly over the summer, when weakness in housing markets caused the rate of economic growth to moderate. In the fall,energy prices retreated from their record highs,helping to relieve inflationary pressures. The Fed responded to these developments by holding interest rates steady between July 2006 and the end of the reporting period.

As a result, the municipal bond market generally rallied over much of the reporting period before encountering renewed volatility in late February and early March 2007, when global equity markets declined sharply and delinquencies among U.S. sub-prime mortgage holders rose unexpectedly. By the end of April, however, the markets had rebounded strongly, erasing previous losses.

The municipal bond market also was supported by supply-and-demand influences, including robust demand for long-term securities from non-traditional investors such as hedge funds and leveraged institutional accounts. High levels of investor demand readily absorbed the available supply of newly issued bonds. In Pennsylvania, generally sound fiscal conditions also continued to help support bond prices.

4

In this environment, the fund continued to receive strong income contributions from its longstanding holdings, which were purchased with higher yields than are available today. In addition, the fund’s relatively long average duration enabled it to participate more fully in strength at the longer end of the market’s maturity spectrum. Finally, a number of the fund’s holdings were scheduled for early redemption, with the funds to do so set aside in escrow, effectively boosting their prices.

What is the fund’s current strategy?

Recent economic and inflation data have been mixed, suggesting that the Fed is likely to maintain current monetary policy for some time before eventually reducing short-term interest rates.Therefore, we have maintained the fund’s average duration in a range that is slightly longer than industry averages. We also intend to look for income-oriented opportunities from newly issued securities. These strategies are designed to help the fund capture incrementally higher income while positioning it for a slower U.S. economy and lower short-term interest rates in the future.

June 1, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Pennsylvania municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			1.17%	4.02%	4.57%
without sales charge			5.95%	4.99%	5.05%
Class B shares
with applicable redemption charge †			1.41%	4.11%	4.72%
without redemption			5.41%	4.45%	4.72%
Class C shares
with applicable redemption charge ††			4.18%	4.21%	4.26%
without redemption			5.18%	4.21%	4.26%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 4.75		$ 7.39	$ 8.38
Ending value (after expenses)	$1,016.20		$1,013.50	$1,012.50

C O M P A R I N G Y O U R	F U N D ’ S E X P E N S E S
W I T H T H O S E O F	O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.76	$ 7.40	$ 8.40
Ending value (after expenses)	$1,020.08	$1,017.46	$1,016.46

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.48% for Class B and 1.68% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T	O F	I N V E S T M E N T S
A p r i l 3 0 , 2 0 0 7

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.6%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—97.3%
Allegheny County Hospital
Development Authority, HR
(South Hills Health System)	5.13	5/1/29	1,100,000	1,102,343
Allegheny County Sanitary
Authority, Sewer Revenue
(Insured; MBIA)	5.00	12/1/19	1,900,000	2,012,290
Ambridge Borough Municipal
Authority, Sewer Revenue
(Insured; FSA)	4.50	10/15/26	1,275,000	1,289,178
Bethlehem Area Vocational
Technical School Authority, LR
(Insured; MBIA)	5.00	9/1/19	895,000	920,463
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann’s Choice, Inc. Facility)	6.25	1/1/35	1,500,000	1,595,145
Bucks County Water and Sewer
Authority, Collection Sewer
System Revenue (Insured; AMBAC)	5.00	12/1/11	1,480,000 [a]	1,561,385
Bucks County Water and Sewer
Authority, Collection Sewer
System Revenue (Insured; AMBAC)	5.38	12/1/11	1,340,000 [a]	1,434,711
Bucks County Water and Sewer
Authority, Water System
Revenue (Insured; AMBAC)	5.38	6/1/18	1,255,000	1,348,297
Butler County Industrial
Development Authority, Health
Care Facilities Revenue (Saint
John Care Center)
(Collateralized; GNMA)	5.80	4/20/29	5,990,000	6,435,117
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.00	7/1/23	475,000	507,319
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.25	7/1/33	880,000	945,578
Central Bucks School District,
GO (Insured; FGIC)	5.00	5/15/12	580,000 [a]	614,788
Charleroi Area School Authority,
School Revenue (Insured; FGIC)	0.00	10/1/20	2,000,000	1,138,960

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Council Rock School District,
GO (Insured; MBIA)	5.00	11/15/11	1,400,000 [a]	1,476,328
Cumberland County Municipal
Authority, College Revenue
(Messiah College) (Insured; AMBAC)	5.13	10/1/15	50,000	50,054
Dauphin County General Authority,
Revenue (Office and Parking,
Riverfront Office)	6.00	1/1/25	3,000,000	2,910,780
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania Inc. Project)
(Insured; FGIC)	5.00	11/1/37	5,165,000	5,408,995
Harrisburg Authority,
Office and Parking Revenue	6.00	5/1/08	2,000,000 [a]	2,046,560
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	5.40	9/1/16	2,000,000	2,041,740
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	5/1/18	2,750,000	1,736,350
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	11/1/18	2,750,000	1,699,500
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	11/1/19	2,750,000	1,613,260
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	5/1/20	2,750,000	1,560,267
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	11/1/20	2,500,000	1,382,500
Kennett Consolidated School
District, GO (Insured; FGIC)	5.25	2/15/13	1,000,000 [a]	1,079,270
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	540,000	292,810
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	2,915,000	1,591,823
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/22	1,455,000	1,539,099

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA)	5.25	12/1/16	50,000	53,723
Mount Lebanon School District,
GO (Insured; MBIA)	5.00	2/15/13	2,370,000 [a]	2,527,249
North Allegheny School District,
GO (Insured; FGIC)	5.05	11/1/21	1,455,000	1,530,791
North Schuylkill School District,
GO (Insured; FGIC)	5.00	11/15/28	635,000	660,781
Northampton County General Purpose
Authority, County Agreement
Revenue (Insured; FSA)	5.13	10/1/20	2,225,000	2,368,668
Northampton County Industrial
Development Authority, Mortgage
Revenue (Moravian Hall Square
Project) (Insured; Radian)	5.00	7/1/17	1,890,000	1,970,797
Palmyra Area School District,
GO (Insured; XLCA)	5.00	6/1/14	1,685,000 [a]	1,815,486
Pennridge School District,
GO (Insured; MBIA)	5.00	2/15/13	1,000,000 [a]	1,066,350
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.45	12/1/10	445,000 [a]	471,144
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.45	12/1/19	2,170,000	2,296,446
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/22	1,200,000	617,364
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/23	3,790,000	1,859,336
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/24	3,790,000	1,775,691
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/25	3,790,000	1,692,766

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State Higher Education
System) (Insured; AMBAC)	5.00	6/15/19	560,000	585,738
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State Higher Education
System) (Insured; AMBAC)	5.00	6/15/20	1,915,000	2,003,013
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/22	5,000,000	5,405,850
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; FSA)	5.00	12/1/25	2,485,000	2,611,437
Pennsylvania Housing Finance
Agency, SFMR	5.00	4/1/16	2,000,000	2,064,100
Pennsylvania Housing Finance
Agency, SFMR	5.10	10/1/20	5,000,000	5,136,600
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/37	2,230,000	2,206,763
Pennsylvania Intergovernmental
Cooperative Authority, Special
Tax Revenue (Philadelphia
Funding Program) (Insured; FGIC)	5.25	6/15/15	1,000,000	1,031,150
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue
(Insured; AMBAC)	5.00	12/1/08	350,000 [a]	360,703
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue
(Insured; AMBAC)	5.00	12/1/23	75,000	76,925
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/08	2,185,000 [a]	2,260,164
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	3,780,000	3,910,032

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	555,000	573,393
Philadelphia, Gas Works
Revenue (1998 General
Ordinance-4th Series)
(Insured; FSA)	5.25	8/1/22	2,000,000	2,130,700
Philadelphia,
Water and Wastewater Revenue
(Insured; MBIA)	5.60	8/1/18	800,000	874,384
Philadelphia Authority for
Industrial Development, LR
(Insured; FSA)	5.50	10/1/15	2,870,000	3,099,858
Philadelphia Hospitals and Higher
Education Facilities Authority,
Health System Revenue
(Jefferson Health System)	5.00	5/15/11	2,000,000	2,042,140
Philadelphia Housing Authority,
Capital Fund Program Revenue
(Insured; FSA)	5.00	12/1/21	1,685,000	1,770,210
Philadelphia Redevelopment
Authority, Revenue
(Philadelphia Neighborhood
Transformation Initiative)
(Insured; FGIC)	5.50	4/15/18	3,600,000	3,873,312
Philadelphia Redevelopment
Authority, Revenue
(Philadelphia Neighborhood
Transformation Initiative)
(Insured; FGIC)	5.00	4/15/30	3,480,000	3,663,013
Pittsburgh Urban Redevelopment
Authority, MFHR (West Park
Court Project)
(Collateralized; GNMA)	4.90	11/20/47	1,285,000	1,254,661
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/11	3,585,000 [a]	3,913,852

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Sayre Health Care Facilities Authority,
Revenue (Guthrie Health Issue)	5.85	12/1/11	3,000,000 [a]	3,287,700
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/21	1,165,000	1,245,420
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group)	5.00	11/1/14	1,495,000	1,538,176
Scranton School District,
GO Notes (Insured; MBIA)	5.00	4/1/18	1,390,000	1,431,936
Scranton School District,
GO Notes (Insured; MBIA)	5.00	4/1/19	2,710,000	2,787,804
South Side Area School District,
GO (Insured; FGIC)	5.25	6/1/10	2,080,000 [a]	2,174,078
Spring-Ford Area School District,
GO (Insured; FSA)	5.00	4/1/21	1,015,000	1,069,384
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; FGIC)	5.25	5/15/17	1,055,000	1,149,127
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; FGIC)	5.25	5/15/18	1,110,000	1,202,185
State Public School Building
Authority, School LR (Daniel
Boone Area School District
Project) (Insured; MBIA)	5.00	4/1/13	1,040,000 [a]	1,108,120
State Public School Building
Authority, School LR (Daniel
Boone Area School District
Project) (Insured; MBIA)	5.00	4/1/13	1,070,000 [a]	1,140,085
State Public School Building
Authority, School LR (Daniel
Boone Area School District
Project) (Insured; MBIA)	5.00	4/1/13	1,100,000 [a]	1,172,050

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
State Public School Building
Authority, School Revenue
(Marple Newtown School
District Project) (Insured; MBIA)	5.00	9/1/11	3,680,000 [a]	3,866,098
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project)
(Insured; XLCA)	5.25	3/15/25	3,610,000	3,920,280
State Public School Building
Authority, School Revenue
(Tuscarora School District
Project) (Insured; FSA)	5.00	4/1/13	750,000 [a]	800,768
University Area Joint Authority,
Sewer Revenue (Insured; MBIA)	5.00	11/1/17	1,660,000	1,745,374
University Area Joint Authority,
Sewer Revenue (Insured; MBIA)	5.00	11/1/18	2,010,000	2,110,239
Upper Merion Area School District,
GO	5.25	2/15/13	1,000,000 [a]	1,079,270
Upper Merion Area School District,
GO	5.25	2/15/18	1,785,000	1,919,750
Warwick School District,
GO (Insured; FSA)	5.00	2/1/27	1,150,000	1,213,193
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	3,000,000	3,005,430
U.S. Related—1.3%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	1,097,580
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/30	1,000,000	1,075,620
Total Long-Term
Municipal Investments
(cost $151,131,206)				160,029,167

T h e F u n d 15

S TAT E M E N T O F I N V E S T M E N T S (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.6%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania;
Geisinger Authority,
Health System Revenue
(Geisinger Health System)
(Liquidity Facility; Wachovia Bank)
(cost $975,000)	4.00	5/1/07	975,000 [b]	975,000

Total Investments (cost $152,106,206)			99.2%	161,004,167
Cash and Receivables (Net)			.8%	1,378,546
Net Assets			100.0%	162,382,713

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.

16

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

T h e F u n d 17

S TAT E M E N T O F I N V E S T M E N T S (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	71.7
AA		Aa		AA	15.5
A		A		A	5.2
BBB		Baa		BBB	2.2
BB		Ba		BB	.7
F1		MIG1/P1		SP1/A1	.6
Not Rated [c]		Not Rated [c]		Not Rated [c]	4.1
					100.0

† Based on total investments.

c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

18

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S
A p r i l 3 0 , 2 0 0 7

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		152,106,206	161,004,167
Interest receivable			1,980,259
Receivable for shares of Beneficial Interest subscribed			4,679
Prepaid expenses			12,635
			163,001,740

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			130,061
Cash overdraft due to Custodian			148,016
Payable for shares of Beneficial Interest redeemed			277,706
Accrued expenses			63,244
			619,027

Net Assets ($)			162,382,713

Composition of Net Assets ($):
Paid-in capital			157,266,212
Accumulated net realized gain (loss) on investments			(3,781,460)
Accumulated net unrealized appreciation
(depreciation) on investments			8,897,961

Net Assets ($)			162,382,713

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	145,897,477	12,886,077	3,599,159
Shares Outstanding	9,011,527	796,639	222,187

Net Asset Value Per Share ($)	16.19	16.18	16.20

See notes to financial statements.

T h e F u n d 19

S TAT E M E N T O F O P E R AT I O N S
Ye a r E n d e d A p r i l 3 0 , 2 0 0 7

Investment Income ($):
Interest Income	8,056,064
Expenses:
Management fee—Note 3(a)	921,702
Shareholder servicing costs—Note 3(c)	527,582
Distribution fees—Note 3(b)	114,277
Professional fees	29,501
Custodian fees	22,615
Prospectus and shareholders’ reports	20,558
Registration fees	18,728
Trustees’ fees and expenses—Note 3(d)	4,464
Loan commitment fees—Note 2	768
Miscellaneous	27,527
Total Expenses	1,687,722
Investment Income—Net	6,368,342

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	341,233
Net unrealized appreciation (depreciation) on investments	2,922,780
Net Realized and Unrealized Gain (Loss) on Investments	3,264,013
Net Increase in Net Assets Resulting from Operations	9,632,355

See notes to financial statements.

20

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	6,368,342	6,754,815
Net realized gain (loss) on investments	341,233	165,133
Net unrealized appreciation
(depreciation) on investments	2,922,780	(3,577,976)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,632,355	3,341,972

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,651,787)	(5,825,632)
Class B shares	(602,311)	(828,230)
Class C shares	(101,071)	(88,542)
Total Dividends	(6,355,169)	(6,742,404)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	10,919,966	9,036,278
Class B shares	286,977	428,142
Class C shares	939,933	317,206
Dividends reinvested:
Class A shares	3,775,926	3,649,478
Class B shares	424,246	504,445
Class C shares	63,432	57,847
Cost of shares redeemed:
Class A shares	(19,359,481)	(17,484,086)
Class B shares	(10,011,992)	(7,974,698)
Class C shares	(397,570)	(224,987)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(13,358,563)	(11,690,375)
Total Increase (Decrease) in Net Assets	(10,081,377)	(15,090,807)

Net Assets ($):
Beginning of Period	172,464,090	187,554,897
End of Period	162,382,713	172,464,090

T h e F u n d 21

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	676,172	559,187
Shares issued for dividends reinvested	234,165	226,067
Shares redeemed	(1,201,710)	(1,082,773)
Net Increase (Decrease) in Shares Outstanding	(291,373)	(297,519)

Class B [a]
Shares sold	17,835	26,465
Shares issued for dividends reinvested	26,347	31,259
Shares redeemed	(621,520)	(493,856)
Net Increase (Decrease) in Shares Outstanding	(577,338)	(436,132)

Class C
Shares sold	58,354	19,630
Shares issued for dividends reinvested	3,932	3,581
Shares redeemed	(24,625)	(13,963)
Net Increase (Decrease) in Shares Outstanding	37,661	9,248

a During the period ended April 30, 2007, 340,265 Class B shares representing $5,499,858 were automatically converted to 339,985 Class A shares and during the period ended April 30, 2006, 324,858 Class B shares representing $5,250,528 were automatically converted to 324,609 Class A shares.

See notes to financial statements.

22

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.88	16.19	15.78	16.13	15.47
Investment Operations:
Investment income—net [a]	.62	.62	.62	.63	.66
Net realized and unrealized
gain (loss) on investments	.31	(.31)	.41	(.34)	.69
Total from Investment Operations	.93	.31	1.03	.29	1.35
Distributions:
Dividends from investment income—net	(.62)	(.62)	(.62)	(.63)	(.66)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.03)
Total Distributions	(.62)	(.62)	(.62)	(.64)	(.69)
Net asset value, end of period	16.19	15.88	16.19	15.78	16.13

Total Return (%) [b]	5.95	1.89	6.62	1.78	8.86

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.94	.95	.94	.94
Ratio of net expenses
to average net assets	.94	.94	.95	.94	.94
Ratio of net investment income
to average net assets	3.87	3.82	3.86	3.92	4.16
Portfolio Turnover Rate	8.82	11.89	10.18	6.39	33.76

Net Assets, end of period ($ x 1,000)	145,897	147,733	155,436	161,796	191,003

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 23

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.87	16.18	15.77	16.11	15.46
Investment Operations:
Investment income—net [a]	.54	.53	.53	.55	.58
Net realized and unrealized
gain (loss) on investments	.31	(.31)	.42	(.34)	.68
Total from Investment Operations	.85	.22	.95	.21	1.26
Distributions:
Dividends from investment income—net	(.54)	(.53)	(.54)	(.54)	(.58)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.03)
Total Distributions	(.54)	(.53)	(.54)	(.55)	(.61)
Net asset value, end of period	16.18	15.87	16.18	15.77	16.11

Total Return (%) [b]	5.41	1.37	6.08	1.32	8.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.46	1.46	1.45	1.45
Ratio of net expenses
to average net assets	1.45	1.46	1.46	1.45	1.45
Ratio of net investment income
to average net assets	3.35	3.30	3.35	3.41	3.65
Portfolio Turnover Rate	8.82	11.89	10.18	6.39	33.76

Net Assets, end of period ($ x 1,000)	12,886	21,799	29,280	35,356	42,076

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

24

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.89	16.20	15.79	16.14	15.48
Investment Operations:
Investment income—net [a]	.50	.50	.50	.51	.54
Net realized and unrealized
gain (loss) on investments	.31	(.31)	.41	(.34)	.69
Total from Investment Operations	.81	.19	.91	.17	1.23
Distributions:
Dividends from investment income—net	(.50)	(.50)	(.50)	(.51)	(.54)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.03)
Total Distributions	(.50)	(.50)	(.50)	(.52)	(.57)
Net asset value, end of period	16.20	15.89	16.20	15.79	16.14

Total Return (%) [b]	5.18	1.15	5.83	1.03	8.07

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	1.68	1.69	1.68	1.67
Ratio of net expenses
to average net assets	1.67	1.68	1.69	1.68	1.67
Ratio of net investment income
to average net assets	3.13	3.08	3.11	3.18	3.44
Portfolio Turnover Rate	8.82	11.89	10.18	6.39	33.76

Net Assets, end of period ($ x 1,000)	3,599	2,932	2,839	2,659	3,036

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the Pennsylvania Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered

26

to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income

28

and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $84,981, accumulated capital losses $3,859,684 and unrealized appreciation $8,976,185.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, $972,847 of the carryover expires in fiscal 2011 and $2,886,837 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $6,355,169 and $6,742,404, respectively.

T h e F u n d 29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

During the period ended April 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $13,173 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2007, the Distributor retained $3,135 from commissions earned on sales of the fund’s Class A shares and $35,058 and $1,558 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $90,014 and $24,263, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services

30

provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007,Class A,Class B and Class C shares were charged $365,861,$45,007 and $8,087, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $76,737 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $73,433, Rule 12b-1 distribution plan fees $7,569, shareholder services plan fees $33,379, chief compliance officer fees $3,407 and transfer agency per account fees $12,273.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $14,502,678 and $27,901,470, respectively.

At April 30, 2007, the cost of investments for federal income tax purposes was $152,027,982; accordingly, accumulated net unrealized appreciation on investments was $8,976,185, consisting of $9,118,981 gross unrealized appreciation and $142,796 gross unrealized depreciation.

T h e F u n d 31

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D
P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

32

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2007 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

T h e F u n d 33

P R O X Y R E S U LT S ( U n a u d i t e d )

The fund held a special meeting of shareholders on November 30, 2006.The pro posal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders. In addition, Clifford L. Alexander, Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

34

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

36

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

T h e F u n d 37

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

38

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

T h e F u n d 39

N O T E S

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Proxy Results
33	Board Members Information
36	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Virginia Series

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund,Virginia Series, covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks. We expect these developments to produce both challenges and opportunities in the municipal fixed-income markets, and your financial advisor can help determine the appropriate tax-advantaged and asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Joseph P. Darcy, Senior Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved total returns of 4.85% for Class A shares, 4.38% for Class B shares and 4.08% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.78% for the same period.2 In addition, the fund is reported in the Lipper Virginia Municipal Debt Funds category,and the average total return for all funds reported in this category was 4.80% for the reporting period.3

Despite occasional bouts of market volatility stemming from inflation-related concerns, municipal bonds fared relatively well in an environment of moderate economic growth and stable short-term interest rates.The fund underperformed its benchmark, which we attribute in part to our defensive yield-curve strategy. In addition, the Index also contains bonds from many states, not just Virginia, and such a factor tended to limit the fund’s ability to find suitable investments that met our state-specific investment objective. However, the fund’s Class A shares produced a return that was in line with the Lipper category average, which we attribute to the fund’s income-oriented investment posture.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk.To pur sue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Virginia state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s port folio is expected to exceed 10 years.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Heightened market volatility in the opening and closing months of the reporting period was not enough to offset a generally rallying market over the remainder of the reporting period.Although robust economic growth rekindled inflation fears in the spring of 2006, those concerns subsequently waned amid reports of softening housing markets and falling energy prices.The Federal Reserve Board (the “Fed”) apparently agreed with a more benign inflation outlook, as it held short-term interest rates steady between July 2006 and the reporting period’s end.

Near the end of February 2007, turmoil in overseas equity markets and rising delinquencies among U.S. sub-prime mortgage holders sparked fears that the economic slowdown might be more severe than expected. Still, in late March, the Fed commented that a potential reacceleration of inflation represented a greater concern than recession, causing investors to push back their expectations of an eventual rate cut. As a result, municipal bonds ended the reporting period with only slightly higher prices than where they began.

Virginia continued to enjoy a budget surplus as conservative fiscal management and a moderately growing economy helped control spending and boost tax receipts. As a result, the supply of newly issued Virginia securities remained relatively limited, helping to support bond prices.

4

The fund fared well in this environment, as its core holdings of seasoned, income-oriented municipal bonds produced competitive levels of current income. In addition, with yield differences along the market’s credit rating spectrum hovering near historically narrow levels, we maintained the fund’s emphasis on higher-quality securities. However, due to prevailing economic uncertainty, we set the fund’s average duration in a range that was slightly shorter than industry averages, effectively limiting fuller participation in strength at the longer end of the market’s maturity range.

What is the fund’s current strategy?

At its meeting in early May, after the reporting period’s end, the Fed again held short-term interest rates steady.The U.S. economy appeared to be slowing, but inflationary pressures remained above the Fed’s comfort zone.These mixed signals suggested that the Fed may stay on the sidelines for some time. Accordingly, we currently intend to maintain the fund’s emphasis on high-quality, income-oriented bonds.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Virginia residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier State Municipal Bond Fund,Virginia Series on 4/30/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Virginia municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of	4/30/07

			1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			0.15%	3.27%	4.35%
without sales charge			4.85%	4.23%	4.83%
Class B shares
with applicable redemption charge †			0.38%	3.36%	4.52%
without redemption			4.38%	3.71%	4.52%
Class C shares
with applicable redemption charge ††			3.08%	3.47%	4.06%
without redemption			4.08%	3.47%	4.06%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund,Virginia Series from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.74		$ 8.28	$ 9.47
Ending value (after expenses)	$1,013.20		$1,010.60	$1,009.40

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.76	$ 8.30	$ 9.49
Ending value (after expenses)	$1,019.09	$1,016.56	$1,015.37

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.66% for Class B, and 1.90% for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T	O F	I N V E S T M E N T S
A p r i l 3 0 , 2 0 0 7

Long-Term Municipal	Coupon	Maturity	Principal
Investments—104.2%	Rate (%)	Date	Amount ($)	Value ($)

Virginia—82.1%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)	5.25	10/1/15	1,445,000	1,538,101
Albemarle County Industrial
Development Authority,
Residential Care Facility
Mortgage Revenue
(Westminster-Canterbury
of the Blue Ridge)	5.00	1/1/31	1,000,000	1,011,790
Alexandria,
Consolidated Public Improvement	5.50	6/15/10	2,625,000 [a]	2,791,714
Amherst Industrial Development
Authority, Educational
Facilities Revenue
(Sweet Briar College)	5.00	9/1/26	1,000,000	1,051,730
Bristol,
Utility System Revenue
(Insured; MBIA)	5.25	7/15/20	2,185,000	2,356,741
Chesapeake,
GO Public Improvement	5.50	12/1/17	1,750,000	1,881,775
Chesapeake Toll Road,
Expressway Revenue	5.63	7/15/19	1,250,000	1,302,012
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,687,500
Dulles Town Center Community
Development Authority, Special
Assessment Tax (Dulles Town
Center Project)	6.25	3/1/26	2,950,000	3,049,887
Fairfax County Water Authority,
Water Revenue	5.50	4/1/10	1,655,000 [a]	1,753,671
Fairfax County Water Authority,
Water Revenue	5.50	4/1/10	1,830,000 [a]	1,939,105
Harrisonburg Industrial
Development Authority,
Hospital Facilities Revenue
(Rockingham Memorial Hospital)
(Insured; AMBAC)	4.25	8/15/26	1,000,000	970,070

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
Isle of Wight County Industrial
Development Authority, Solid
Waste Disposal Facilities
Revenue (Union Camp
Corporation Project)	6.10	5/1/27	2,850,000	2,910,249
James City County Economic
Development Authority,
Residential Care Facility
First Mortgage Revenue
(Williamsburg Landing, Inc.)	5.50	9/1/34	750,000	779,452
Loudoun County Sanitation
Authority, Water and
Sewer Revenue	5.00	1/1/33	2,000,000	2,112,600
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000	1,138,010
Peninsula Ports Authority of
Virginia, Residential Care
Facility Revenue (Virginia
Baptist Homes)	5.40	12/1/33	500,000	518,920
Pittsylvania County Industrial
Development Authority, Exempt
Facility Revenue (Multitrade of
Pittsylvania County, L.P. Project)	7.65	1/1/10	600,000	631,842
Prince William County,
COP (Prince William County
Facilities) (Insured; AMBAC)	4.50	9/1/25	1,400,000	1,412,152
Prince William County Industrial
Development Authority,
Educational Facilities Revenue
(Catholic Diocese of Arlington)	5.50	10/1/33	1,000,000	1,066,730
Richmond Metropolitan Authority,
Expressway Revenue
(Insured; FGIC)	5.25	7/15/17	3,100,000	3,382,317
Roanoke Industrial Development
Authority, HR (Carilion Health
System) (Insured; MBIA)	5.50	7/1/21	2,500,000	2,670,400

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
Spotsylvania County Industrial
Development Authority, Public
Facility Revenue (Spotsylvania
School Facilities Project)
(Insured; AMBAC)	5.00	2/1/30	1,500,000	1,576,575
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds	5.63	6/1/15	1,000,000 [a]	1,112,380
Upper Occoquan Sewage Authority,
Regional Sewerage System
Revenue (Insured; FSA)	5.00	7/1/24	1,000,000	1,065,100
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/36	1,000,000	1,036,910
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.75	7/1/22	1,000,000	1,010,510
Virginia Housing Development
Authority, Multi-Family Housing	5.95	5/1/16	710,000	725,783
Virginia Port Authority,
Port Facilities Revenue
(Insured; FGIC)	4.75	7/1/31	1,500,000	1,520,730
Virginia Public Building
Authority, Public Facilities Revenue	5.75	8/1/10	2,700,000 [a]	2,871,828
Virginia Resource Authority,
Clean Water Revenue (State
Revolving Fund)	5.38	10/1/10	3,035,000 [a]	3,201,288
Western Virginia Regional Jail
Authority, Regional Jail
Facility Revenue (Insured; MBIA)	5.00	6/1/21	1,000,000	1,081,860
U.S. Related—22.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	1,500,000 [a]	1,606,140

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	351,500
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000	1,077,120
Puerto Rico Commonwealth
(Insured; MBIA)	5.50	7/1/12	5,900,000 [b,c]	6,405,306
Puerto Rico Commonwealth,
Public Improvement	6.00	7/1/07	1,500,000 [a]	1,528,125
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	5.50	7/1/12	50,000	54,283
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts
Taxes Loan Note	6.50	10/1/10	3,000,000 [a]	3,289,260

Total Investments (cost $64,447,341)			104.2%	67,471,466
Liabilities, Less Cash and Receivables			(4.2%)	(2,729,914)
Net Assets			100.0%	64,741,552

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, this security amounted to $6,405,306 or 9.9% of net assets.
[c] Collateral for floating rate borrowings.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	54.4
AA		Aa		AA	13.5
A		A		A	5.6
BBB		Baa		BBB	15.5
BB		Ba		BB	1.7
Not Rated [d]		Not Rated [d]		Not Rated [d]	9.3
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S
A p r i l 3 0 , 2 0 0 7

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		64,447,341	67,471,466
Interest receivable			907,177
Receivable for shares of Beneficial Interest subscribed			8,827
Prepaid expenses			11,298
			68,398,768

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			57,263
Cash overdraft due to Custodian			121,179
Payable for floating rate notes issued			2,950,000
Payable for shares of Beneficial Interest redeemed			446,713
Interest and related expenses payable			36,626
Accrued expenses			45,435
			3,657,216

Net Assets ($)			64,741,552

Composition of Net Assets ($):
Paid-in capital			63,419,965
Accumulated net realized gain (loss) on investments			(1,702,538)
Accumulated net unrealized appreciation
(depreciation) on investments			3,024,125

Net Assets ($)			64,741,552

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	58,747,825	3,596,987	2,396,740
Shares Outstanding	3,513,315	215,177	143,437

Net Asset Value Per Share ($)	16.72	16.72	16.71

See notes to financial statements.

T h e F u n d 15

S TAT E M E N T O F O P E R AT I O N S
Ye a r E n d e d A p r i l 3 0 , 2 0 0 7

Investment Income ($):
Interest Income	3,525,972
Expenses:
Management fee—Note 3(a)	370,067
Shareholder servicing costs—Note 3(c)	209,434
Interest and related expenses	112,471
Distribution fees—Note 3(b)	44,742
Professional fees	24,585
Registration fees	20,644
Custodian fees	15,918
Prospectus and shareholders’ reports	10,103
Trustees’ fees and expenses—Note 3(d)	1,913
Loan commitment fees—Note 2	311
Miscellaneous	16,706
Total Expenses	826,894
Less—reduction in management fee
due to undertaking—Note 3(a)	(3,090)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,679)
Net Expenses	819,125
Investment Income—Net	2,706,847

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,171
Net unrealized appreciation (depreciation) on investments	430,408
Net Realized and Unrealized Gain (Loss) on Investments	466,579
Net Increase in Net Assets Resulting from Operations	3,173,426

See notes to financial statements.

16

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	2,706,847	2,932,601
Net realized gain (loss) on investments	36,171	33,689
Net unrealized appreciation
(depreciation) on investments	430,408	(1,919,173)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,173,426	1,047,117

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,441,004)	(2,594,025)
Class B shares	(175,996)	(234,918)
Class C shares	(89,847)	(103,658)
Total Dividends	(2,706,847)	(2,932,601)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	5,072,827	3,475,711
Class B shares	54,553	390,611
Class C shares	66,143	619,128
Dividends reinvested:
Class A shares	1,525,034	1,573,870
Class B shares	86,800	110,989
Class C shares	54,107	56,581
Cost of shares redeemed:
Class A shares	(9,256,980)	(8,570,711)
Class B shares	(2,379,508)	(2,004,157)
Class C shares	(629,189)	(1,019,054)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(5,406,213)	(5,367,032)
Total Increase (Decrease) in Net Assets	(4,939,634)	(7,252,516)

Net Assets ($):
Beginning of Period	69,681,186	76,933,702
End of Period	64,741,552	69,681,186

T h e F u n d 17

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

		Year Ended April 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	303,374	205,929
Shares issued for dividends reinvested	91,213	93,135
Shares redeemed	(553,950)	(507,913)
Net Increase (Decrease) in Shares Outstanding	(159,363)	(208,849)

Class B [a]
Shares sold	3,273	23,154
Shares issued for dividends reinvested	5,193	6,568
Shares redeemed	(142,393)	(118,722)
Net Increase (Decrease) in Shares Outstanding	(133,927)	(89,000)

Class C
Shares sold	3,934	36,722
Shares issued for dividends reinvested	3,237	3,353
Shares redeemed	(37,712)	(60,681)
Net Increase (Decrease) in Shares Outstanding	(30,541)	(20,606)

a During the period ended April 30, 2007, 67,591 Class B shares representing $1,132,124 were automatically converted to 67,581 Class A shares and during the period ended April 30, 2006, 78,170 Class B shares representing $1,317,580 were automatically converted to 78,143 Class A shares.

See notes to financial statements.

18

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	16.61	17.04	16.73	17.17	16.68
Investment Operations:
Investment income—net [a]	.68	.69	.66	.68	.76
Net realized and unrealized
gain (loss) on investments	.11	(.43)	.31	(.44)	.49
Total from Investment Operations	.79	.26	.97	.24	1.25
Distributions:
Dividends from investment income—net	(.68)	(.69)	(.66)	(.68)	(.76)
Net asset value, end of period	16.72	16.61	17.04	16.73	17.17

Total Return (%) [b]	4.85	1.51	5.87	1.39	7.64

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.11[c]	1.06[c]	1.04[c]	1.11[c]
Ratio of net expenses
to average net assets	1.15	1.10[c]	1.05[c]	1.04[c]	1.11[c]
Ratio of net investment income
to average net assets	4.09	4.06	3.88	3.99	4.49
Portfolio Turnover Rate	18.14	41.99	36.57	75.03	46.83

Net Assets, end of period ($ x 1,000)	58,748	60,998	66,155	68,341	72,390

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

T h e F u n d 19

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	16.60	17.04	16.72	17.17	16.67
Investment Operations:
Investment income—net [a]	.59	.60	.56	.59	.67
Net realized and unrealized
gain (loss) on investments	.13	(.44)	.33	(.45)	.51
Total from Investment Operations	.72	.16	.89	.14	1.18
Distributions:
Dividends from investment income—net	(.60)	(.60)	(.57)	(.59)	(.68)
Net asset value, end of period	16.72	16.60	17.04	16.72	17.17

Total Return (%) [b]	4.38	.94	5.40	.82	7.17

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.68	1.63[c]	1.58[c]	1.55[c]	1.61[c]
Ratio of net expenses
to average net assets	1.66	1.61[c]	1.56[c]	1.55[c]	1.61[c]
Ratio of net investment income
to average net assets	3.58	3.55	3.37	3.48	3.98
Portfolio Turnover Rate	18.14	41.99	36.57	75.03	46.83

Net Assets, end of period ($ x 1,000)	3,597	5,796	7,465	9,761	14,593

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	16.60	17.03	16.71	17.16	16.66
Investment Operations:
Investment income—net [a]	.56	.56	.53	.56	.63
Net realized and unrealized
gain (loss) on investments	.11	(.43)	.32	(.46)	.51
Total from Investment Operations	.67	.13	.85	.10	1.14
Distributions:
Dividends from investment income—net	(.56)	(.56)	(.53)	(.55)	(.64)
Net asset value, end of period	16.71	16.60	17.03	16.71	17.16

Total Return (%) [b]	4.08	.76	5.16	.58	6.92

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.92	1.86[c]	1.80[c]	1.78[c]	1.85[c]
Ratio of net expenses
to average net assets	1.90	1.84[c]	1.79[c]	1.78[c]	1.85[c]
Ratio of net investment income
to average net assets	3.34	3.32	3.14	3.25	3.74
Portfolio Turnover Rate	18.14	41.99	36.57	75.03	46.83

Net Assets, end of period ($ x 1,000)	2,397	2,887	3,314	3,518	4,055

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for prior periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers ten series including the Virginia Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered

22

to and the expenses borne by each Class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

T h e F u n d 23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

24

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $9,077, accumulated capital losses $1,702,538 and unrealized appreciation $3,024,125.

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, $532,574 of the carryover expires in fiscal 2009, $151,002 expires in fiscal 2010, $939,845 expires in fiscal 2011 and $79,117 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2007 and April 30, 2006 were as follows: tax exempt income $2,706,847 and $2,932,601, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from May 1, 2006 through April 30, 2007 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $3,090 during the period ended April 30, 2007.

During the period ended April 30, 2007, the Distributor retained $3,447 from commissions earned on sales of the fund’s Class A shares and $12,504 and $362 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

26

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2007, Class B and Class C shares were charged $24,570 and $20,172, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $149,203, $12,285 and $6,724, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $31,026 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $29,769, Rule 12b-1 distribution plan fees $2,987, shareholder services plan fees $13,378, chief compliance officer fees $3,407 and transfer agency per account fees $7,722.

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $12,463,077 and $13,987448, respectively.

The fund may purchase floating rate notes. A floating rate note is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

At April 30, 2007, the cost of investments for federal income tax purposes was $61,497,341 accumulated net unrealized appreciation on investments was $3,024,125, consisting of $3,040,469 gross unrealized appreciation and $16,344 gross unrealized depreciation.

NOTE 5—Restatement:

Subsequent to the issuance of the October 31, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale

28

treatment under Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of total and net expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.99%	.99%	.97%	.96%
As restated	1.11%	1.06%	1.04%	1.11%
Class B shares:
As previously reported	1.51%	1.51%	1.48%	1.46%
As restated	1.63%	1.58%	1.55%	1.61%
Class C shares:
As previously reported	1.74%	1.73%	1.71%	1.70%
As restated	1.86%	1.80%	1.78%	1.85%

Ratio of Net Expenses	2006	2005	2004	2003

Class A shares:
As previously reported	.98%	.98%	.97%	.96%
As restated	1.10%	1.05%	1.04%	1.11%
Class B shares:
As previously reported	1.49%	1.49%	1.48%	1.46%
As restated	1.61%	1.56%	1.55%	1.61%
Class C shares:
As previously reported	1.72%	1.72%	1.71%	1.70%
As restated	1.84%	1.79%	1.78%	1.85%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

T h e F u n d 29

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D
P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund,Virginia Series at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2007

30

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2007 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Virginia residents,Virginia personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt interest dividends paid for the 2007 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2008.

T h e F u n d 31

P R O X Y R E S U LT S ( U n a u d i t e d )

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect Board Members:
David W. Burke †	86,395,252		1,669,863
Joseph S. DiMartino †	86,257,119		1,807,997
Diane Dunst †	86,291,970		1,773,146
Jay I. Meltzer †	86,218,566		1,846,550
Daniel Rose †	86,214,158		1,850,958
Warren B. Rudman †	86,469,637		1,595,479
Sander Vanocur †	86,419,433		1,645,683

† Each new Board member’s term commenced on January 1, 2007.

Although Joseph S. DiMartino has served as a Board member of the fund since 1995, he previously had not stood for election by fund shareholders.

In addition Clifford L. Alexander,Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal continue as Board members of the fund.

32

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172

Clifford L. Alexander, Jr. (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 59

David W. Burke (71)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 72

T h e F u n d 33

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Diane Dunst (67)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 29

Ernest Kafka (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 29

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 29

Jay I. Meltzer (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 29

34

Daniel Rose (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 38

Warren B. Rudman (76)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 38

Sander Vanocur (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

T h e F u n d 35

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

36

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

T h e F u n d 37

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $247,394 in 2006 and $224,904 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 0 in 2006 and $ 0 in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 0 in 2006 and $ 0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $35,504 in 2006 and $30,379 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ 0 in 2006 and $ 0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,424 in 2006 and $1,399 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $ 0 in 2006 and $ 0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $718,507 in 2006 and $946,380 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

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Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier State Municipal Bond Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 19, 2007

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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Exhibit (a)(1)

[INSERT CODE OF ETHICS]

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